Exhibit C

INDEX TO REVENUE ESTIMATES AND FINANCIAL STATEMENTS FOR THE GOVERNMENT OF

JAMAICA FOR THE YEAR ENDING MARCH 31, 2021

2021-2022 JAMAICA BUDGET

STATEMENT I

REVENUE AND LOAN RECEIPTS

SUMMARY

Head		Account 2019/2020 $	Estimates 2020/2021 $	Consolidated Fund Receipts 2020/2021 (Dec-2020) $	Estimates 2021/2022 $
I	RECURRENT REVENUE

	TAXATION
	Customs	44,681,246,175	47,155,955,182	29,444,069,046	47,200,478,899
	Income Tax	158,263,712,790	167,116,337,031	96,068,209,506	166,511,866,962
	Stamp Duties	7,105,744,394	8,383,249,635	5,111,692,671	7,453,051,806
	Motor Vehicle Licences (Motor Vehicle Act)	4,449,579,480	4,919,511,150	3,419,379,549	4,745,650,760
	Other Licences	197,327,175	357,271,451	98,494,236	610,748,119
	Travel Tax	21,785,864,985	22,511,840,000	3,690,631,566	4,880,720,000
	Betting, Gaming and Lotteries-Duties, Fees and Levies	5,794,426,888	6,730,427,194	4,693,517,320	7,333,722,323
	Education Tax	31,871,426,613	34,449,108,535	21,226,335,631	34,219,754,198
	Contractors Levy	2,759,590,848	2,463,060,887	1,251,432,374	2,119,444,443
	General Consumption Tax	199,266,688,786	199,718,340,352	124,109,910,643	203,317,336,614
	Special Consumption Tax	79,660,799,468	83,348,268,721	48,439,712,796	83,987,786,400
	Environmental Levy	4,292,080,311	4,443,289,942	3,026,167,043	4,214,401,525
	Telephone Call Tax	2,120,336,459	2,510,240,000	2,702,208,576	3,354,650,876
	Guest Accomodation Room Tax	2,930,778,485	3,115,380,908	487,191,983	645,600,000
	Minimum Business Tax		—	87,556,057	—
	Quarry Tax	63,611,389	84,215,326	73,656,586	84,185,846
	Import Licences-Trade Board	329,688,042	345,294,000	187,178,602	304,929,988
	Telecommunication Licences	305,406,716	1,155,435,179	1,295,842,985	1,476,960,000

	TOTAL	565,878,309,004	588,807,225,493	345,413,187,169	572,461,288,760

II	NON-TAX REVENUE	59,600,575,965	67,290,901,000	59,283,166,688	94,185,200,000
	MISCELEANOUS RECEIPTS (UNCLASSIFIED)	—

	TOTAL RECURRENT REVENUE	625,478,884,969	656,098,126,493	404,696,353,857	666,646,488,760

III	CAPITAL REVENUE
	Land Sales	36,322,500	214,421,773	—	—
	Loan Repayments	3,083,500,000	121,578,227	436,268,433	96,419,057
	Extraordinary Receipts: Miscelleanous	18,552,943,708	32,193,000,000	3,310,253,046	4,348,700,000

	TOTAL CAPITAL REVENUE	21,672,766,208	32,529,000,000	3,746,521,480	4,445,119,057

	TOTAL RECURRENT AND CAPITAL REVENUE	647,151,651,177	688,627,126,493	408,442,875,336	671,091,607,817

IV	GRANTS
(I)	TRANSFER FROM CAPITAL DEVELOPMENT FUND
	Transfers to Current Account	130,900,000	135,700,000		148,700,000
	Transfers to Capital Account	—	—		—
	Other		—		—

(II)	EXTERNAL GRANTS
	Grants from the European Union	—	—	3,406,627,613	2,816,000,000
	Miscellaneous Grants	—	2,987,000,000	2,443,825,413	2,960,800,000
	Other Grants	5,635,485,000	1,350,323,510		—

	TOTAL GRANTS	5,766,385,000	4,473,023,510	5,850,453,026	5,925,500,000

V	LOAN RECEIPTS
	Loan receipts	102,924,710,000	143,602,930,000	171,496,672,165	130,305,600,000

	TOTAL LOAN RECEIPTS	102,924,710,000	143,602,930,000	171,496,672,165	130,305,600,000

	TOTAL REVENUE AND LOAN RECEIPTS	755,842,746,177	836,703,080,003	585,790,000,527	807,322,707,817

The Consolidated Fund Receipts are subject to change

2021/2022 JAMAICA BUDGET

STATEMENT II

DETAILS OF REVENUE AND LOAN RECEIPTS

REVENUE ITEM DESCRIPTION	Consolidated Fund Receipts 2019/2020 (‘1)	Estimates 2020/2021 BUDGET (‘2)	Consolidated Fund Receipts 2020/2021 (as at Dec-20) (‘3)	Estimates 2021/2022 BUDGET (‘4)	Budget Increase(+) / Decrease (-) [(4)-(2)] (‘5)
	J$	J$	J$	J$	J$
TAX REVENUE
Import Duties	44,681,246,175	47,155,955,182	29,444,069,046	47,200,478,899	44,523,717
Income Tax-Companies	66,422,288,975	70,213,072,081	30,519,617,126	68,513,545,370	-1,699,526,711
Income Tax-Individuals	71,127,369,126	74,095,360,318	49,819,108,359	78,652,286,722	4,556,926,404
Tax on Interest/Dividend	20,714,054,689	22,807,904,631	15,729,484,022	19,346,034,870	-3,461,869,761
Stamp Duties (local)	4,680,113,629	2,920,572,114	1,478,406,751	5,142,931,704	2,222,359,590
Stamp Duties (import)	2,425,630,764	5,462,677,521	3,633,285,920	2,310,120,103	-3,152,557,418
Motor Vehicle Licences (Motor Vehicle Act)	4,449,579,480	4,919,511,150	3,419,379,549	4,745,650,760	-173,860,390
Customs Brokers	305,042	595,803	6,636,274	1,131,964	536,161
Gaming Machines	362,713,070	300,464,973	148,565,938	502,821,742	202,356,769
Tourist Shop Licence	13,476,247	8,064,843	4,992,324	15,322,360	7,257,517
Tourist Shop Operators Licence	17,562,048	13,221,607	74,727,900	25,119,673	11,898,066
Hotel Licence Duty	8,526,592	4,941,702	1,886,234	9,388,718	4,447,016
Other Licences	157,457,245	29,982,523	10,251,504	56,963,663	26,981,140
Travel Tax	14,910,882,585	16,068,252,845	2,394,950,418	3,549,614,545	-12,518,638,299
Passenger Levy	6,874,982,400	6,443,587,155	1,295,681,149	1,331,105,455	-5,112,481,700
Betting, Gaming and Lotteries-Duties, Fees and Levies	5,431,713,817	6,730,427,194	4,544,951,382	7,333,722,323	603,295,130
Education Tax	31,871,426,613	34,449,108,535	21,226,335,631	34,219,754,198	-229,354 ,337
Contractors Levy	2,759,590,848	2,463,060,887	1,251,432,374	2,119,444,443	-343,616,444
General Consumption Tax	105,533,921,168	109,247,434,573	56,997,148,271	111,850,355,568	2,602,920,995
General Consumption Tax	93,732,767,618	90,470,905,780	67,112,762,372	91,466,981,046	996,075,266
Special Consumption Tax	26,866,639,478	31,857,545,353	29,984,301,988	31,305,986,400	-551,558,953
Special Consumption Tax	52,794,159,990	51,490,723,368	18,455,410,808	52,681,800,000	1,191,076,632
Environmental Levy	671,119,049	3,805,926,469	2,581,102,091	627,770,606	-3,178,155 ,862
Environmental Levy	3,620,961,261	637,363,474	445,064,951	3,586,630,919	2,949,267,445
Telephone Call Tax	2,120,336,459	2,510,240,000	2,702,208,576	3,354,650,876	844,410,876
Guest Accomodation Room Tax	2,930,778,485	3,115,380,908	487,191,983	645,600,000	-2,469,780,908
Minimum Business Tax	0	0	87,556,057	0	0
Quarry Tax	63,611,389	84,215,326	73,656,586	84,185,846	-29,480
Import Licences-Trade Board	329,688,042	345,294,000	187,178,602	304,929,988	-40,364,012
Telecommunication Licences	305,406,716	1,155,435,179	1,295,842,985	1,476,960,000	321,524,821

TOTAL TAX REVENUE	565,878,309,004	588,807,225,493	345,413,187,169	572,461,288,760	-16,345,936,733

HIS EXCELLENCY THE GOVERNOR GENERAL AND STAFF
Processing Fees
Miscelleanous Receipts	10,600	35,000	497,788	40,000	5,000

TOTAL-HIS EXCELLENCY THE GOVERNOR GENERAL AND STAFF	10,600	35,000	497,788	40,000	5,000

INTEGRITY COMMISSION OF JAMAICA					0
Contractor’s Registration Fees	4,970,000	5,420,000	2,772,269	4,500,000	-920,000

TOTAL-INTEGRITY COMMISSION OF JAMAICA	4,970,000	5,420,000	2,772,269	4,500,000	-920,000

AUDITOR GENERAL’S DEPARTMENT
Audit Fees	5,000,000	4,997,000		4,998,500	1,500
Miscelleanous Fees	5,000	3,000		1,500	-4,500

TOTAL-AUDITOR GENERAL’S DEPARTMENT	5,005,000	5,000,000	0	5,000,000	-3,000

OFFICE OF THE SERVICES COMMISSIONS
Processing Fees	5,000			7,000	7,000
Miscelleanous Fees	121,558	49,000	89,062	105,000	56,000

TOTAL-OFFICE OF THE SERVICES COMMISSIONS	126,558	49,000	89,062	112,000	63,000

OFFICE OF THE PRIME MINISTER
Rental Charges	25,000	600,000		780,000	180,000
Irrevocable Order	0
Miscelleanous Receipts	275,000	500,000	1,396,415	500,000	0

TOTAL-OFFICE OF THE PRIME MINISTER	300,000	1,100,000	1,396,415	1,280,000	0

ELECTORAL COMMISSION
Registration and ID Card Service	8,600,000	890,000		15,000,000	14,110,000
Miscelleanous Receipts	65,000	205,000	6,085,029	600,000	395,000

TOTAL-ELECTORAL COMMISSION	8,665,000	1,095,000	6,085,029	15,600,000	14,505,000

2021/2022 JAMAICA BUDGET

STATEMENT II

DETAILS OF REVENUE AND LOAN RECEIPTS

REVENUE ITEM DESCRIPTION	Consolidated Fund Receipts 2019/2020 (‘1)	Estimates 2020/2021 BUDGET (‘2)	Consolidated Fund Receipts 2020/2021 (as at Dec-20) (‘3)	Estimates 2021/2022 BUDGET (‘4)	Budget Increase(+) / Decrease (-) [(4)-(2)] (‘5)
	J$	J$	J$	J$	J$
OFFICE OF THE CABINET
Irrevocable Order	8,000			3,000	3,000
Miscelleanous Receipts	22,000	50,000	254,808	70,000	20,000

TOTAL-OFFICE OF THE CABINET	30,000	50,000	254,808	73,000	23,000

MINISTRY OF TOURISM
Irrevocable Order	5,000				0
Miscelleanous Receipts	325,000	20,000	588,758	49,000	29,000
De-earmarked Funds - TEF/CHASE	8,425,300,169	8,531,404,594	1,585,036,964	3,693,867,978	-4,837,536,616

TOTAL-MINISTRY OF TOURISM	8,425,630,169	8,531,424,594	1,585,625,722	3,693,916,978	-4,837,507,616

MINISTRY OF ECONOMIC GROWTH AND JOB CREATION
Miscelleanous Receipts	598,820	663,913	3,686,213	2,604,170	1,940,257

TOTAL-MINISTRY OF ECONOMIC GROWTH AND JOB CREATION	598,820	663,913	3,686,213	2,604,170	1,940,257

FORESTRY DEPARTMENT
Timber Sales	0	0
Sale of Seedings	0	0
Miscelleanous Receipts	188,163	0	12,922,697	2,000,000	2,000,000

TOTAL-FORESTRY DEPARTMENT	188,163	0	12,922,697	2,000,000	2,000,000

NATIONAL LAND AGENCY
Miscellaneous Receipts (50% of Profit)			192,538,481
Assurance Fund (100% of Gross Receipts)	38,401,000	53,532,000
Rents - Crown Lands and Other Government Properties	156,000,000	143,000,000		196,000,000	53,000,000
Land Settlement Properties	25,754,000	33,000,000	75,933,914	24,300,000	-8,700,000
Rental of Land-Leased properties	0		3,918,381		0
Attorney’s Fee/ Photocopying	0		7,990,575		0
Miscellaneous Receipts	0	6,000,000		1,000,000	-5,000,000
Other Receipts (Including Crown Property Sales)	75,400,000	85,008,000	27,686,873	400,000,000	314,992,000

TOTAL NATIONAL LAND AGENCY	295,555,000	320,540,000	308,068,223	621,300,000	354,292,000

NATIONAL ENVIRONMENT AND PLANNING AGENCY
Beach and Dredging Licences	45,583,929	33,272,116			-33,272,116
Environment Permits and Licences Hunters Licences	44,670,000	100,200,000			-100,200,000
Hunters Licences	32,440,000	35,000,000			-35,000,000
Air Quality Licence	11,448,165	11,500,143			-11,500,143
Lifeguard		8,146,280			-8,146,280
CITES	1,240,000	200,000			-200,000
Hazardous Waste	348,750	795,000			-795,000
Wastewater and Sludge	53,147,364	33,404,684			-33,404,684
Other Fees	7,151,250

TOTAL NATIONAL ENVIRONMENT AND PLANNING AGENCY	196,029,458	222,518,223	0	0	-222,518,223

MINISTRY OF FINANCE AND THE PUBLIC SERVICE
Fees-Banking Licence Registration (1973) - Commercial Banks	338,637,112	360,717,429	171,184,094	391,527,369	30,809,940
Profits in Government owned companies-Dividends and Financial Distribution	12,487,470,000	20,284,910,000	14,731,669,492	16,879,160,000	-3,405,750,000
Sale of Unserviceable Stores	35,000,000	30,900,000	160,171	32,136,000	1,236,000
BOJ Profits	0			33,155,000,000	33,155,000,000
Sale of Gazettes	1,890,000	2,000,000	550,675	2,080,000	80,000
Fees-Scotia Bank Jamaica Economic Growth Fund	0				0
Provident Fund	15,741,010		458,347		0

Fees-FIA Licence Registration	470,327	513,522		917,231	403,709
Fees-Building Societies	33,860,414	33,294,803	32,554,212	35,481,388	2,186,585
Sale of Forfeited Goods-FID	0			26,000,000	26,000,000
Cash Seized and Forfeited	0	55,590,315	150,000	18,000,000	-37,590,315
Miscelleanous Receipts	608,000,000	608,000,000	27,923,227	26,000,000	-582,000,000
Forfeiture of Loan Agreement (MDB)	15,000,000	15,000,000	50,608,418	50,330,500	35,330,500

TOTAL-MINISTRY OF FINANCE AND THE PUBLIC SERVICE	13,536,068,863	21,390,926,069	15,015,258,634	50,616,632,488	29,225,706,419

2021/2022 JAMAICA BUDGET

STATEMENT II

DETAILS OF REVENUE AND LOAN RECEIPTS

REVENUE ITEM DESCRIPTION	Consolidated Fund Receipts 2019/2020 (‘1)	Estimates 2020/2021 BUDGET (‘2)	Consolidated Fund Receipts 2020/2021 (as at Dec-20) (‘3)	Estimates 2021/2022 BUDGET (‘4)	Budget Increase(+) / Decrease(-) [(4)-(2)] (‘5)
	J$	J$	J$	J$	J$
ACCOUNTANT GENERAL’S DEPARTMENT
Interest on On Lent Loans	2,893,706,545	385,959,903	139,584,824	186,113,099	-199,846,804
Interest Earned on Local Currency Bank Accounts	375,239,632	62,712,855	3,568,745	2,726,923	-59,985,932
Interest Earned on Foreign Currency Bank Accounts	808,848,414	1,264,123,158	18,458,203	18,458,088	-1,245,665,070
Interest Earned on Loans and Advances to Public Officers	15,195,930	11,436,074	6,495,730	3,225,098	-8,210,977
Interest on Government Deposits(MDA)	637,024	2,733,378	12,114,435	12,114,435	9,381 ,057
PDCF Interest - Global Bonds Interest		4,501,800,000	4,719,230,398	7,322,375,317	2,820,575,317
PDCF Interest - Local Investments JUTC Interest		1,964,600,000			-1,964,600,000
Pension Contributions: 4% Contribution Scheme	1,520,650,736	2,279,530,596	1,766,084,103	3,139,705,072	860,174,476
Pension Contribution: Members of the Legislature					0
Pension Contributions: Other Government Authorities for Seconded Officers					0
Recovery of Pension and Salary	111,115,727	31,556,087	17,664,879	15,551,025	-16,005,062
Chancery Fund Commission	1,821,813	267,678	422,742	387,247	119,568
Sale of Receipt Books	2,012,485	2,249,599	808,200	1,077,600	-1,171,999
Recovery of Prior Years’ Expenditure	1,667,262	104,263,733	1,811 ,637	2,415,516	-101,848,217
Processing Fees-Salary Deduction	1,834,949	1,531,461	1,040,504	1,387,339	-144,123
Miscelleanous Receipts	10,077,043,082	6,167,652,651	17,214,392,654	16,039,813,244	9,872,160,593
Registration of Jamaica Investment Capital Growth Funds	0
Fees on Government Guaranteed Loans	0
Executive Agency Investment Fund Management Fees	1,847,855

TOTAL-ACCOUNTANT GENERAL’S DEPARTMENT	15,811,621,454	16,780,417,173	23,901,677,055	26,745,350,002	9,964,932,828

JAMAICA CUSTOMS AGENCY
Warehouse Fees	9,085,158	9,850,473	7,225,006	8,830,562	-1,019,911
Receipts from Sale of Seized items	221,763,993	308,039,234		134,387,333	-173,651,901
Penalty Payments for Breaches of Customs Act and Regulations	120,439,090	135,040,300		84,904,983	-50,135,317
Net Service Charge for Shipping and Airline Carriers	981,858,185	892,521,644		493,117,927	-399,403,717
Processing 5% PAJ	0			113,877,856	113,877,856
Standard and Compliance Fees	36,121,281	37,627,109	20,281,576	30,189,629	-7,437,480
Customs User/ Administration Fee	5,546,033,753	5,280,526,000	1,620,377,705	2,000,000,000	-3,280,526,000
Irrevocable Standing Orders	41,500	41,500		33,000	-8,500
Miscelleanous Receipts	934,935	917,332	1,896,676,552	1,318,160,230	1,317,242,898

TOTAL-JAMAICA CUSTOMS AGENCY	6,916,277,895	6,664,563,593	3,544,560,838	4,183,501,520	-2,481,062,073

TAX ADMINISTRATION OF JAMAICA
Penalty for late and non-payment of sundry taxes and licences	1,000
Penalty for Breaches of Spirit Licences	300,000	327,000		440,000	113,000
Property Tax (2.5%)	200,000,000	215,000,000	163,615,692	200,000,000	-15,000,000
National Health Fund(NHF 2.5%)	0				0
Passport Immigration & Citizenship Agency Fee 0.5%	480,000	512,000	159,178	200,000	-312,000
Road Maintenance Fund 2.5%	46,800,000	52,000,000	41,314,044	60,000,000	8,000,000
Special Consumption Tax 2.5%	0				0
Island Traffic Authority 20%	14,000,000	16,200,000	8,164,200	10,000,000	-6,200,000
Police User Fees	0			0	0
Trade Licence 2.5%	9,000,000	8,000,000	9,059,780	9,000,000	1,000,000
Miscellaneous Receipts	20,000,000	23,577,000	18,573,173	22,000,000	-1,577,000
Firearm Licensing Authority User Fees	0		2,648,335		0
Net Service Charge for services rendered by Excise Officers	0				0

TOTAL-TAX ADMINISTRATION OF JAMAICA	290,581,000	315,616,000	243,534,401	301,640,000	-13,976,000

MINISTRY OF NATIONAL SECURITY
Sale of Services- CRDC	0	15,012,000		15,012,000	0
Miscelleanous Receipts	50,750,000	15,000,000	36,292,786	15,000,000	0

TOTAL-MINISTRY OF NATIONAL SECURITY	50,750,000	30,012,000	36,292,786	30,012,000	0

JAMAICA DEFENCE FORCE

Rental of Lettings (Land and Buildings) Soldier’s Contribution	20,000,000	1,000,000		1,000,000	0
Soldiers’ Contribution to various services	201,000,000	3,500,000		3,500,000	0

TOTAL-JAMAICA DEFENCE FORCE	221,000,000	4,500,000	0	4,500,000	0

POLICE DEPARTMENT
Police Certificates	425,000,000	482,369,000	29,748,000	35,000,000	-447,369,000
Finger Print Search	0	461,000,000	151,629,000	185,324,333	-275,675,667

2021/2022 JAMAICA BUDGET

STATEMENT II

DETAILS OF REVENUE AND LOAN RECEIPTS

REVENUE ITEM DESCRIPTION	Consolidated Fund Receipts 2019/2020 (‘1)	Estimates 2020/2021 BUDGET (‘2)	Consolidated Fund Receipts 2020/2021 (as at Dec-20) (‘3)	Estimates 2021/2022 BUDGET (‘4)	Budget Increase(+) / Decrease (-) [(4)-(2)] (‘5)
	J$	J$	J$	J$	J$
Pension Contributions: Constabulary	0				0
Pension Contributions: Special Constables	0				0
Accident Report	33,612,000	18,687,000	3,000	24,772,450	6,085,450
Miscellaneous Receipts	76,650,000	31,173,880	29,927,435	48,766,372	17,592,492

TOTAL-POLICE DEPARTMENT	535,262,000	993,229,880	211,307,435	293,863,155	-699,366,725

DEPARTMENT OF CORRECTIONAL SERVICES
Sundry Fines and Contribution	900,000	1,222,000	2,177,544	1,222,000	0

TOTAL-DEPARTMENT OF CORRECTIONAL SERVICES	900,000	1,222,000	2,177,544	1,222,000	0

PASSPORT, IMMIGRATION AND CITIZENSHIP AGENCY
Passport Services	1,907,267,275				0
Citizenship Services	72,821,634				0
Immigration Services	436,251,552				0
Miscelleanous Fees	170,000,000				0

TOTAL-PASSPORT, IMMIGRATION AND CITIZENSHIP AGENCY	2,586,340,461	0	0	0	0

MINISTRY OF JUSTICE
Traffic Fines	225,578,000	153,228,728		150,000,000	-3,228,728
Other Court Fines	366,000	1,442,362	16,500		-1,442,362
Sale of Revised Laws of Jamaica to the Private Sector	0				0
Forfeited Recognizances (Funds)	0				0
Sale of Marriage Licences	0				0
Miscellaneous Receipts	184,517,000	176,048,500	83,465,877	152,259,465	-23,789,035
Tender Documents	0

TOTAL-MINISTRY OF JUSTICE	410,461,000	330,719,590	83,482,377	302,259,465	-28,460,125

ADMINISTRATOR GENERAL’S DEPARTMENT
Charges for Administering Intestate Estate (50% of Gross Receipts)		0		10,000,000	10,000,000
Bona Vacantia and Unclaimed Balances	2,000,000			2,000,000	2,000,000

TOTAL-ADMINISTRATOR GENERAL’S DEPARTMENT	2,000,000	0	0	12,000,000	12,000,000

MINISTRY OF FOREIGN AFFAIRS AND FOREIGN TRADE
Visa Fees from Overseas Missions	10,203,276	2,567,463		2,746,448	178,985
Authentication fees	6,802,184	1,711,642	1,394,329	1,830,965	119,323
Rush fees	1,700,546	427,911		457,741	29,830
Consul fees	9,523,058	2,396,299	171,351	2,563,351	167,052
Postage fees	0	342,328		366,193	23,865
Miscellaneous Receipts	5,781,857	1,112,567	66,290,273	1,190,127	77,560

TOTAL-MINISTRY OF FOREIGN AFFAIRS AND FOREIGN TRADE	34,010,921	8,558,210	67,855,953	9,154,825	596,615

MINISTRY OF LABOUR AND SOCIAL SECURITY
Reimbursement - NIS	820,962,000	735,011,000	327,873,771	645,604,306	-89,406,694
Fees - Factories Registration Act	2,117,031	1,587,664	1,406,980	1,280,000	-307,664
Fees - Employment Agencies Registration Act	317,143	610,000	425,010	190,000	-420,000
Fees - Recruiting of Workers Act	0				0
Work Permit	1,100,000,000	1,400,000,000	360,497,142	800,000,000	-600,000,000
Miscellaneous Receipts	3,079,306	700,000	272,899,315	7,744,295	7,044,295

TOTAL-MINISTRY OF LABOUR AND SOCIAL SECURITY	1,926,475,480	2,137,908,664	963,102,219	1,454,818,601	-683,090,063

MINISTRY OF EDUCATION, YOUTH AND CULTURE
Fees from Jamaica School Certificate Examinations	200,000
Rental of EDDC and other Buildings	6,000,000	3,000,000	401,400	1,200,000	-1,800,000
Repayment of Bonds by Teachers	12,000,000	12,000,000	465,583	1,800,000	-10,200,000
Transcripts	12,000	60,000	600	7,200	-52,800
Recovery of Previous years Expenditure	12,000,000	12,000,000	3,636,002	7,200,000	-4,800,000
Miscellaneous Receipts	10,000,000	10,000,000	55,693,519	23,000,000	13,000,000

TOTAL-MINISTRY OF EDUCATION, YOUTH AND CULTURE	40,212,000	37,060,000	60,197,104	33,207,200	-3,852,800

2021/2022 JAMAICA BUDGET

STATEMENT II

DETAILS OF REVENUE AND LOAN RECEIPTS

			Consolidated		Budget
	Consolidated	Estimates	Fund Receipts	Estimates	Increase(+) /
	Fund Receipts	2020/2021	2020/2021	2021/2022	Decrease(-)
	2019/2020	BUDGET	(as at Dec-20)	BUDGET	[(4)-(2)]
REVENUE ITEM DESCRIPTION	(‘1)	(‘2)	(‘3)	(‘4)	(‘5)
	J$	J$	J$	J$	J$
MINISTRY OF HEALTH
Registration of Pharmacies and Pharmacists	480,000
Registration of Drugs	12,000,000	36,000,000		80,000,000	44,000,000
Parents Contribution toward Maintenance of Children in Children’s Home	0				0
Drug Permits	4,200,000	36,000,000		60,000,000	24,000,000
Miscellaneous Receipts	240,000	2,160,000	27,724,569	3,200,000	1,040,000
Advisory Panel on Ethics (Research Proposal)	216,000	216,000		540,000	324,000

TOTAL-MINISTRY OF HEALTH	17,136,000	74,376,000	27,724,569	143,740,000	69,364,000

GOVERNMENT CHEMIST
Fees from Laboratory analyses	1,008,000	1,008,000	538,065	1,008,000	0

TOTAL-GOVERNMENT CHEMIST	1,008,000	1,008,000	538,065	1,008,000	0

MINISTRY OF CULTURE, GENDER, ENTERTAINMENT AND SPORTS
Irrevocable Order	0	0			0
Miscelleanous Receipts	115,000	350,000	75,118	115,000	-235,000

TOTAL-MINISTRY OF CULTURE, GENDER, ENTERTAINMENT AND SPORTS	115,000	350,000	75,118	115,000	-235,000

MINISTRY OF INDUSTRY COMMERCE AGRICULTURE AND FISHERIES
Agricultural Land Management Division	1,600,000	1,600,000			-1,600,000
Miscelleanous Receipts	0		62,834,362		0
Other Receipts from Agricultural Stations	0	12,262,392			-12,262,392
Receipts from sundry and other receipts	6,500				0

TOTAL-MINISTRY OF INDUSTRY COMMERCE AGRICULTURE AND FISHERIES	1,606,500	13,862,392	62,834,362	0	-13,862,392

MINISTRY OF AGRICULTURE AND FISHERIES
Receipts from sundry and other receipts		0		0
Agricultural Land Management Division	0			0	0
Miscelleanous Receipts	0				0

TOTAL-MINISTRY OF AGRICULTURE AND FISHERIES	0	0	0	0	0

MINISTRY OF INDUSTRY AND COMMERCE
Miscelleanous Receipts					0
Other Receipt	0			60,000	60,000

TOTAL-MINISTRY OF INDUSTRY AND COMMERCE	0	0	0	60,000	60,000

FOOD PROTECTION, INSPECTION AND DEINFESTATION DIVISION
Food Protection, Inspection & Deinfestation Division - Sundry Fees	10,000,000

TOTAL-FOOD STORAGE AND PREVENTION OF INVESTATION DIVISION	10,000,000	0	0	0	0

OFFICE OF THE GOVERNMENT TRUSTEE
Commission on Dividend Payment	1,237,387	1,368,414		1,233,310	-135,104
Legal fees and charges against the Bankruptcy	5,347,500	2,274,000		3,849,000	1,575,000

TOTAL-OFFICE OF THE GOVERNMENT TRUSTEE	6,584,887	3,642,414	0	5,082,310	1,439,896

OFFICE OF THE SUPERVISOR OF INSOLVENCY
Insolvency Status Verification	2,520,000	3,000,000		3,300,000	300,000
Trustee Application Fee	80,000	100,000		100,000	0
Trustee Licence Fee	480,000	150,000		150,000	0
Trustee License Renewal	2,000	2,000		30,000	28,000
Miscellaneous Receipts	10,000	20,000	75,000	20,000	0

TOTAL-OFFICE OF THE SUPERVISOR OF INSOLVENCY	3,092,000	3,272,000	75,000	3,600,000	328,000

TRADE BOARD
Certification Fees	7,401,680	7,122,951		6,474,078	-648,873
Dealers Registration / Licensing Fees	0				0

2021/2022 JAMAICA BUDGET

STATEMENT II

DETAILS OF REVENUE AND LOAN RECEIPTS

REVENUE ITEM DESCRIPTION	Consolidated Fund Receipts 2019/2020 (‘1)	Estimates 2020/2021 BUDGET (‘2)	Consolidated Fund Receipts 2020/2021 (as at Dec-20) (‘3)	Estimates 2021/2022 BUDGET (‘4)	Budget Increase(+) / Decrease (-) [(4)-(2)] (‘5)
	J$	J$	J$	J$	J$
Scrap Metal	4,664,799	4,534,758		4,528,366	-6,392
Car Dealers Registration	48,500,000	61,158,500		48,400,160	-12,758,340
Collateral Letter	4,162,500	4,519,500		4,067,550	-451,950
Letter of Transfer	1,916,000	1,922,000		2,775,350	853,350
Miscellaneous Receipts	52,228,196	62,995,488		55,612,597	-7,382,891

TOTAL-TRADE BOARD	118,873,175	142,253,197	0	121,858,101	-20,395,096

DEPARTMENT OF COOPERATIVE AND FRIENDLY SOCIETIES
Amendment to Rules Fees	30,000	30,000		30,000	0
Registration Fees-Cooperative & Friendly Society	120,000	120,000		70,000	-50,000
Registration of Special Resolution	0				0
Arbitration	50,000	50,000		40,000	-10,000
Training	270,000	270,000		157,500	-112,500
Registration of change in office to include registration of Branch Office with IP Societies	0				0
Annual Fees for IP Societies	300,000	300,000		350,000	50,000
Miscellaneous Receipts	105,000	105,000	389,090	125,000	20,000

TOTAL-DEPARTMENT OF COOPERATIVE AND FRIENDLY SOCIETIES	875,000	875,000	389,090	772,500	-102,500

COMPANIES OFFICE OF JAMAICA
Fees for Registration of Companies (50% of Surplus to Consolidated Fund)	331,842,475			336,537,133	336,537,133
Fees for Registration of Business Names (50% Surplus to Consolidated Fund)	63,094,971			95,886,516	95,886,516
Miscellaneous receipts	74,647,574			197,620,617	197,620,617

TOTAL-COMPANIES OFFICE OF JAMAICA	469,585,020	0	0	630,044,266	630,044,266

JAMAICA INTELLECTUAL PROPERTY OFFICE
Fees for Registration of Trademark	80,581,000		36,311,576	82,703,300	82,703,300
Patent fees	45,000	10,000	19,830	1,205,072	1,195,072
Design Fees	216,500	262,500	131,950	725,000	462,500
Search Fees	398,200	402,600	5,173,400	440,000	37,400
Trade Mark Journal	422,400	0	96,800		0

Trade Mark Publication	5,011,600	5,062,200	2,761,000	5,005,000	-57,200
Geographical Indication Registration	30,000	30,000	0	30,000	0

Copyright-GDA Registration	461,450	444,000	295,475	621,000	177,000
Madrid Treaty Registration	0				0
Patent Corporation Treaty Registration	125,000			60,000	60,000
Miscellaneous receipts	0	84,360,900	6,646,506

TOTAL-JAMAICA INTELLECTUAL PROPERTY OFFICE	87,291,150	90,572,200	51,436,537	90,789,372	84,578,072

MINISTRY OF SCIENCE ENERGY TECHNOLOGY AND TELECOMMUNICATION
Fees-Electric Lighting Act	0	16,000,000	11,365,498	22,018,000	6,018,000
Miscelleanous Receipts	0	796,001,000	45,814,129	104,554,000	-691,447,000

TOTAL-MINISTRY OF SCIENCE ENERGY TECHNOLOGY AND TELECOMMUNICATION	0	812,001,000	57,179,627	126,572,000	-685,429,000

SCIENTIFIC RESEARCH COUNCIL
Information Services	0
Process Development	0
Product Research and Development	0	86,408,000		72,878,297	-13,529,703
Promotion and Distribution of Products	0

TOTAl-SEIENTIFIC RESEARCH COUNCIL	0	86,408,000	0	72,878,297	-13,529,703

POST AND TELECOMMUNICATION DEPARTMENT
Sales of Stamps	174,335,000	174,335,000	58,251,836	160,000,000	-14,335,000
Postage, Prepayment	550,000,000	680,000,000	114,409,566	580,000,000	-100,000,000
Commission on Money Order and Postal Orders	0			300,000	300,000
C.O.D. and Customs Clearance Fees on Parcels	4,000,000	4,000,000	686,000	2,100,000	-1,900,000
Shares of Postage on Parcels	0				0
Rental of Property	13,976,000	13,976,000	5,665,306	29,250,000	15,274,000
Rental of Letter Boxes and Bags	23,908,000	23,908,000	3,987,306	29,000,000	5,092,000

2021/2022 JAMAICA BUDGET

STATEMENT II

DETAILS OF REVENUE AND LOAN RECEIPTS

			Consolidated		Budget
	Consolidated	Estimates	Fund Receipts	Estimates	Increase(+) /
	Fund Receipts	2020/2021	2020/2021	2021/2022	Decrease (-)
	2019/2020	BUDGET	(as at Dec-20)	BUDGET	[(4)-(2)]
REVENUE ITEM DESCRIPTION	(‘1)	(‘2)	(‘3)	(‘4)	(‘5)
	J$	J$	J$	J$	J$
Terminal Dues / Postal Administrations and Airlines	30,500,000	30,500,000		11,000,000	-19,500,000
Express Mail	58,960,000	28,960,000	1,535,890	15,000,000	-13,960,000
Other Postal Business	10,000,000	10,000,000	3,985,459	8,000,000	-2,000,000
Commission fees from Jamaica National Small Business	5,500,000	5,500,000	3,314,676	6,300,000	800,000
Commission Fees from Ministry of Labour and Social Security for handling Welfare Payments	120,167,000	120,167,000		120,000,000	-167,000
Commission on the sale of Ministry of Water & Housing Water Tank and Water Coupons	0	0

TOTAL-POST AND TELECOMMUNICATION DEPARTMENT	991,346,000	1,091,346,000	191,836,038	960,950,000	-130,396,000

MINISTRY OF TRANSPORT AND WORKS
Tender Documents	60,000	60,000		27,000	-33,000
Other Receipts	70,000	147,000		13,000	-134,000
Miscelleanous Receipts	50,000	19,000	267,497,167	125,000	106,000
Bluefield Guest House	0				0
On and Off Trailer Plates	0				0
De- earmarked - Civil Aviation Authority	5,775,245,615	6,565,911,887	7,030,514,524	3,126,478,000	-3,439,433,887

TOTAL-MINISTRY OF TRANSPORT AND WORKS	5,775,425,615	6,566,137,887	7,298,011,692	3,126,643,000	-3,439,494,887

MINES AND GEOLOGY
Application for Export Permits	700,000
Library Publication	180,000
Receipts from issue of Sundry Permits	20,000	720,000		520,000	-200,000
Laboratory Analysis - Metallic Minerals	9,500,000	12,000,000		10,000,000	-2,000,000
Miscellaneous Receipts	6,500,000	8,220,000	4,016,035	5,020,000	-3,200,000
Royalties-Bauxite	760,000,000	560,000,000	404,282,934	519,000,000	-41,000,000
Royalties-Limestone	40,000,000	40,000,000	3,993,680	31,000,000	-9,000,000
Royalties-Marble	0				0
Blasting Inspections	850,000	800,000	394,100	850,000	50,000

TOTAL-MINES AND GEOLOGY	817,750,000	621,740,000	412,686,749	566,390,000	-55,350,000

MINISTRY OF LOCAL GOVERNMENT AND COMMUNITY DEVELOPMENT
Fire Inspection Fees	0	0
Tender Document Fees	8,000	8,000		34,000	26,000
Repairs of Fire Hydrants	0				0
Permission to Host events	0				0
Fines	0				0
6% Pension Contribution - Councillors	0				0
Miscellaneous Receipts	809,776	420,000	10,608,538	75,750	-344,250

TOTAL-MINISTRY OF LOCAL GOVERNMENT AND COMMUNITY DEVELOPMENT	817,776	428,000	10,608,538	109,750	-318,250

JAMAICA FIRE BRIGADE
Fire Certification & Application		0
Training of Safety Monitor & Demonstration		0

TOTAL - JAMAICA FIRE BRIGADE	0	0	0	0	0

MISCELLEANOUS RECEIPTS (UNCLASSIFIED)			5,118,926,731
TOTAL NON TAX REVENUE	59,600,575,965	67,290,901,000	59,283,166,688	94,185,200,000	27,032,008,900

TOTAL RECURRENT REVENUE	625,478,884,969	656,098,126,493	404,696,353,857	666,646,488,760	10,686,072,168

CAPITAL REVENUE
LAND SALES
Crown Property Sales	36,322,500	214,421,773			-214,421,773

TOTAL-LAND SALES	36,322,500	214,421,773	0	0	-214,421,773

LOAN REPAYMENTS
Miscellaneous	3,083,500,000	121,578,227	436,268,433	96,419,057	-25,159,170

TOTAL LOAN REPAYMENTS	3,083,500,000	121,578,227	436,268,433	96,419,057	-25,159,170

2021/2022 JAMAICA BUDGET

STATEMENT II

DETAILS OF REVENUE AND LOAN RECEIPTS

			Consolidated		Budget
	Consolidated	Estimates	Fund Receipts	Estimates	Increase(+) /
	Fund Receipts	2020/2021	2020/2021	2021/2022	Decrease(-)
	2019/2020	BUDGET	(as at Dec-20)	BUDGET	[(4)-(2)]
REVENUE ITEM DESCRIPTION	(‘1)	(‘2)	(‘3)	(‘4)	(‘5)
	J$	J$	J$	J$	J$
EXTRAORDINARY RECEIPTS					0
Miscelleanous	18,552,943,708
PCDF Other Inflow		8,193,000,000	3,310,253,046	4,348,700 ,000	-3,844,300,000
Proceeds from Divestment	0	24,000,000,000			-24,000,000,000

TOTAL-EXTRAORDINARY RECEIPTS	18,552,943,708	32,193,000,000	3,310,253,046	4,348,700,000	-27,844,300,000

TOTAL CAPITAL REVENUE	21,672,766,208	32,529,000,000	3,746,521,480	4,445,119,057	-28,083,880,943

GRANTS
TRANSFER FROM CAPITAL DEVELOPMENT FUND
Transfer to Current Account	130,900,000	135,700,000		148,700,000	13,000,000
Transfers in lieu of Income Tax from Alumina Producers	0				0
Others	0				0

TOTAL-TRANSFER TO CAPITAL ACCOUNT	130,900,000	135,700,000	0	148,700,000	0

EXTERNAL GRANTS
European Union	0	0	3,406,627,613	2,816,000,000
Miscelleanous Grants	0	2,987,000,000	2,443,825,413	2,960,800,000	-26,200,000
Other Grants	5,635,485,000	1,350,323,510			-1,350,323,510

TOTAL EXTERNAL GRANTS	5,635,485,000	4,337,323,510	5,850,453,026	5,776,800,000	-1,376,523,510

TOTAL GRANTS	5,766,385,000	4,473,023,510	5,850,453,026	5,925,500,000	-1,376,523,510

EXTERNAL LOANS

Multilateral
Loans to be raised under Act 39 of 1964
World Bank Loans	0	4,070,100,000	2,886,368,189	7,434,000,000	3,363,900,000

Inter-American Development Bank	36,944,300,000	10,175,250,000	18,036,736,584	14,868,000,000	4,692,750,000
USAID	0	0			0
Caribbean Development Bank	0	0			0
European Union	0	0			0
World Bank/IDB	0	0			0
IFID	0	0	12,075,426		0
OECF/USAID	0	0			0
OPEC	0	0			0
OECF	0	0			0
IMF	0	0	1,199,731,000		0
IBRD	9,310,000,000	5,689,410,000	4,375,487,000		-5,689,410,000
Other	0	6,499,170,000			-6,499,170,000

Total Multilateral Loans	46,254,300,000	26,433,930,000	26,510,398,200	22,302,000,000	-4,131,930,000

Bilateral
Government of China	0	7,944,570,000	5,901,583,965		-7,944,570,000
Government of Germany	0	0
JBIC	0	0
Kuwait	0	0
Saudi	0	0
PL480	0	0
Other	0	0

Other Loans	0	0
Capital Market	0	0
Other	0	0		18,024,100,000

Total Bilateral Loans	0	7,944,570,000	5,901,583,965	18,024,100,000	-7,944,570,000

TOTAL-EXTERNAL LOANS	46,254,300,000	34,378,500,000	32,411,982,165	40,326,100,000	-12,076,500,000

DOMESTIC LOANS
Local Commercial Banking Sector	0	0
Benchmark Notes & Treasury Bills	56,670,410,000	109,224,430,000	139,084,690,000	89,979,500,000	-19,244,930,000
Indexed Bonds & US$ Loans	0	0			0
Other	0	0			0

TOTAL-DOMESTIC LOANS	56,670,410,000	109,224,430,000	139,084,690,000	89,979,500,000	-19,244,930,000

TOTAL LOANS	102,924,710,000	143,602,930,000	171,496,672,165	130,305,600,000	-31,321,430,000

2021/2022 JAMAICA BUDGET

STATEMENT II

DETAILS OF REVENUE AND LOAN RECEIPTS

REVENUE ITEM DESCRIPTION	Consolidated Fund Receipts 2019/2020 (‘1)	Estimates 2020/2021 BUDGET (‘2)	Consolidated Fund Receipts 2020/2021 (as at Dec-20) (‘3)	Estimates 2021/2022 BUDGET (‘4)	Budget Increase(+) / Decrease (-) [(4)-(2)] (‘5)
	J$	J$	J$	J$	J$
			Consolidated
RECURRENT REVENUE
Tax Revenue	565,878,309,004	588,807,225,493	345,413,187,169	572,461,288,760	-22,928,916,489
Non Tax Revenue	59,600,575,965	67,290,901,000	59,283,166,688	94,185,200,000	-7,690,325,035
CAPITAL REVENUE	21,672,766,208	32,529,000,000	3,746,521,480	4,445,119,057	-10,856,233,792
GRANTS
Transfer from Capital Development Fund	130,900,000	135,700,000	0	148,700,000	-4,800,000
External Grants	5,635,485,000	4,337,323,510	5,850,453,026	5,776,800,000	1,298,161,490
LOANS					0
External Loans	46,254,300,000	34,378,500,000	32,411,982,165	40,326,100,000	11,875,800,000
Domestic Loans	56,670,410,000	109,224,430,000	139,084,690,000	89,979,500,000	-52,554,020,000

	755,842,746,177	836,703,080,003	685,790,000,527	807,322,707,817	-80,860,333,826

2021-2022 JAMAICA BUDGET

STATEMENT III

Summary of Revenue Estimates and Estimates of Expenditure for the Year 2021-2022

$’000

RECURRENT

REVENUE		EXPENDITURE
	Estimates, 2021/2022		Estimates, 2021/2022
I RECURRENT REVENUE		RECURRENT EXPENDITURE

Customs	47,200,478,898.81	His Excellency the Governor-General and Staff	368,189,000.00
Income Tax	166,511,866,961.88	Houses of Parliament	1,293,275,000.00
Stamp Duties	7,453,051,806.39	Office of the Public Defender	157,771,000.00
Motor Vehicle Licences(Motor Vehicle Act)	4,745,650,759.68	Auditor General	938,587,000.00
Other Licences	610,748,119.03	Office of the Services Commissions	371,134,000.00
Travel Tax	4,880,720,000.45	Office of the Children’s Advocate	202,377,000.00
Betting, Gaming and Lotteries-Duties, Fees and Levies	7,333,722,323.40	Independent Commission of Investigations	691,288,000.00
Education Tax	34,219,754,197.54	Integrity Commission	923,650,000.00
Contractors Levy	2,119,444,443.32	Office of the Prime Minister	8,150,130,000.00
General Consumption Tax	203,317,336,613.88	Office of the Cabinet	1,041,675,000.00
Special Consumption Tax	83,987,786,400.00	Ministry of Tourism	10,971,360,000.00
Environmental Levy	4,214,401,525.43	Ministry of Economic Growth and Job Creation	15,229,210,000.00
Telephone Call Tax	3,354,650,876.00	Ministry of Finance and Public Service	388,932,737,000.00
Guest Accomodation Room Tax	645,600,000.00	Ministry of Housing, Urban Renewal, Environment and Climate Change	2,988,890,000.00
Minimum Business Tax	—	Ministry of National Security	84,378,117,000.00
Quarry Tax	84,185,845.89	Ministry of Justice	9,508,744,000.00
Import Licences-Trade Board	304,929,988.00	Ministry of Foreign Affairs and Foreign Trade	4,595,380,000.00
Telecommunication Licences	1,476,960,000.00	Ministry of Labour and Social Security	13,652,216,000.00
		Ministry of Education, Youth and Education	117,794,351,000.00
TOTAL TAX REVENUE	572,461,288,759.70	Ministry of Health and Wellness	87,124,354,000.00
		Ministry of Culture, Gender, Entertainment and Sport	3,929,343,000.00
		Ministry of Agriculture and Fisheries	9,652,912,000.00
NON-TAX REVENUE	94,185,200,000.42	Ministry of Industry, Investment and Commerce	4,165,785,000.00
		Ministry of Science, Energy and Technology	9,742,418,000.00
SUBTOTAL NON TAX REVENUE	94,185,200,000.42	Ministry of Transport and Mining	11,934,479,000.00
		Ministry of Local Government and Rural Development	17,372,589,000.00

TRANSFERS FROM CAPITAL DEVELOPMENT FUND	148,700,000.00	GROSS TOTAL	806,110,961,000.00

		Less Appropriations-ln-Aid	29,531,392,000.00

TOTAL RECURRENT REVENUE	666,795,188,760	TOTAL RECURRENT EXPENDITURE	776,579,569,000.00

2021-2022 JAMAICA BUDGET

STATEMENT III

Summary of Revenue Estimates and Estimates of Expenditure for the Year 2021-2022

$’000

CAPITAL

REVENUE		EXPENDITURE
	Estimates, 2021/2022		Estimates, 2021/2022
CAPITAL REVENUE		CAPITAL EXPENDITURE

Land Sales		Office of the Prime Minister	5,878,657,000.00
Loan Repayments	96,419,057.05	Ministry of Economic Growth and Job Creation	20,383,298,000.00
Extraordinary Receipts: Miscelleanous	4,348,700,000.00	Ministry of Finance and Public Service	12,415,683,000.00
		Ministry of Housing, Urban Renewal, Environment and Climate Change	309,939,000.00
Subt Total Capital Revenue	4,445,119,057.05	Ministry of National Security	6,480,397,000.00
		Ministry of Justice	520,000,000.00
		Ministry of Labour and Social Security	81,094,000.00
External Loans		Ministry of Education, Youth and Education	1,163,000,000.00
		Ministry of Health and Wellness	2,714,648,000.00
(A) Multilateral		Ministry of Agriculture and Fisheries	1,286,052,000.00
		Ministry of Industry, Investment and Commerce	349,697,000.00
World Bank Loans	7,434,000,000.00	Ministry of Science, Energy and Technology	313,503,000.00
Inter-American Development Bank	14,868,000,000.00	Ministry of Local Government and Rural Development	2,305,350,000.00
USAID	—
Caribbean Development Bank	—
European Union	—
World Bank/IDB	—
IFID	—
OECF/USAID	—
OPEC	—
OECF	—
IMF	—
IBRD	—
Other	—
		GROSS TOTAL	54,201,318,000.00
Total Multilateral	22,302,000,000.00
		Less Appropriations-ln-Aid
(B) Bilateral
		TOTAL CAPITAL EXPENDITURE	54,201,318,000.00

Government of China	—
Government of Germany	—
JBIC	—
Kuwait	—
Saudi	—
PL480	—
Other	18,024,100,000.00

Total Bilateral	18,024,100,000.00

(C) Capital Market

Total External Loans	40,326,100,000.00

Domestic Loans

(D) Benchmark Notes & Treasury Bills	89,979,500,000.00

(E) Other

Total Domestic Loan	89,979,500,000.00

Total External and Domestic Loans	130,305,600,000.00

2021-2022 JAMAICA BUDGET

STATEMENT III

Summary of Revenue Estimates and Estimates of Expenditure for the Year 2021-2022

$’000

SUMMARY

REVENUE		EXPENDITURE

Tax and Non Tax Revenue	666,646,488,760.12	Recurrent Estimates	776,579,569,000.00
Capital Revenue	4,445,119,057.05	Capital Estimates	54,201,318,000.00
Transfer from Capital Development Fund	148,700,000.00
Loan Funds ( Raised and to be Raised)	130,305,600,000.00
Grants	5,776,800,000.00

TOTAL RECEIPTS	807,322,707,817.17	TOTAL EXPENDITURE	830,780,887,000.00

2021-2022 JAMAICA BUDGET

STATEMENT IV

Statement of the Financing of the Estimates of Expenditure for the Year 2021-2022

REVENUE		EXPENDITURE

Taxation Revenue	572,461,288,759.70	RECURRENT
Non-Tax Revenue	94,185,200,000.42
Transfer from the Capital Development Fund	148,700,000.00	Consolidated Fund Charges	300,088,466,000.00
		Voted Expenditure	476,491,103,000.00
TOTAL	666,795,188,760.12	Current Account Surplus

Current Account Surplus		TOTAL	776,579,569,000.00

Capital Revenue	4,445,119,057.05

Grants	5,776,800,000.00

Loan Funds		CAPITAL EXPENDITURE

(A) External Loans		Consolidated Fund Charges
		Voted Expenditure	54,201,318,000.00
(i) Multilateral	22,302,000,000.00
(ii) Bilateral
(iii) Other	18,024,100,000.00

Total External Loans	40,326,100,000.00

(B) Domestic Loans	89,979,500,000.00

TOTAL LOAN FUNDS	130,305,600,000.00

(C) Utilization of (Prior Year) Cash Balances	23,458,179,182.83

TOTAL	830,780,887,000.00	TOTAL	830,780,887,000.00

2021-2022 JAMAICA BUDGET

STATEMENT V

STATEMENT OF STATUTORY EXPENDITURE CHARGED

TO THE CONSOLIDATED FUND

Head No.	Head of Estimates	Particulars of Service	Amount $’000	Statutory Authority
01000	His Excellency the Governor-General and Staff	Emoluments of the Governor-General and his personal staff as well as general expenditure affiliated to the office of the Governor-General	273,398,000	Section 12 of the Governor-General (Expenditure, Personal Staff, Tax Exemptions and Pensions) Act.

02000	Houses of Parliament	Salaries and Allowances of the Clerk and Deputy Clerk of the Senate and the House of Representatives.	17,355,000	Section 47 (8) of the Constitution of Jamaica.

03000	Office of the Public Defender	Salary and Allowances of the Public Defender.	12,530,000	Section 9 of the Public Defender Interim Act 33/1999

05000	Auditor General	Salary of the Auditor General	9,603,000	Section 120-122 of the Constitution of Jamaica; Section 25-36 of the Financial Administration and Audit Act.

06000	Office of the Services Commissions	Salaries and Allowances of the Chairman and members of the Public Service Commissions.	18,323,000	Section 124 (8) of the Constitution of Jamaica.

07000	Office of the Children’s Advocate	Salary of the Children’s Advocate	12,936,000	The Child Care and Protection Act, First Schedule

08000	Independent Commission of Investigations	Salary of the Commissioner	12,975,000	The Independent Commission of Investigations Act, First Schedule

09000	Integrity Commission	Salaries and Allowances for the Commissioners of the Integrity Commission	30,000,000	Section 22 of the Integrity Commission Act

20017	Public Debt Servicing (Amortisation)	Payment for the amortisation of loans raised by the Government of Jamaica.	146,258,500,000	Section 119 of the Constitution of Jamaica

20018	Public Debt Servicing (Interest Payments)	Payment of interest, service charges and commitment fees in respect of the public debt of Jamaica.	125,986,706,000	Section 119 of the Constitution of Jamaica.

20019	Pensions	Public Officers Pensions, Gratuities and Monthly Allowances granted in pursuance of the provisions of the Pensions Act.	9,779,541,000	Section 4 of the Pensions Act.

		Jamaica Defence Force Pension	2,033,000,000	Defence (Retired, Pay Pensions and other Grants) Regulation, 1962

		Payment of Pensions and Gratuities to Teachers in accordance with the Pensions Act	9,250,000,000	The Pensions (Teachers) Act

		Payment of Pensions, Gratuities or other allowances to Sub-Officers and Constables of the Police Force in accordance with the Constabulary Force Act	4,552,000,000	Constabulary Force Act.

		Payment of retiring allowances, Widows’ allowances or gratuity to legislators in accordance with the provisions of the Retiring Allowance (Legislative Service) Act, and/or The Pensions (Prime Minister) Act.	173,000,000	Section 12 of the Retiring Allowances (Legislative Service) Act and Section 7 of the Pensions (Prime Minister) Act.

2021-2022 JAMAICA BUDGET

STATEMENT V

STATEMENT OF STATUTORY EXPENDITURE CHARGED

TO THE CONSOLIDATED FUND

Head No.	Head of Estimates	Particulars of Service	Amount $’000	Statutory Authority
		Refund of Family Benefits Contributions in accordance with the Provisions of the Pensions (Civil Service Family Benefits) Act.	34,800,000	Section 10 of the Pensions (Civil Service Family Benefits) Act.

		Payment of Pensions in accordance with the Provisions of the Pensions (Civil Service Family Benefits) Act.	459,000,000	Pensions (Civil Service Family Benefits) Act.

		Payment of Pensions to retired Parish Councillors and/or their widows in accordance with the provisions of the Retiring Allowances (Parish Councillors) Act	83,579,000	Parish Councillors Act 2005

		Payment of Pensions to the retired members of the Electoral Commission and their widows	46,000,000	The Pensions Act

		Payment of Pensions to the retired Ombudsmen and their widows.	5,000,000	The Ombudsman Act

		Governor-General’s Pension	20,600,000	Governor General Act

		Payment of Pensions to the retired Contractor General and his widow in accordance with the Contractor General Act.	26,600,000	The Contractor General Act

		Jamaica Agricultural Society Pensions	6,220,000	Provident Fund Act

		Payment of Pensions to the former employees, Jamaica Railway Corporation.	254,000,000	Jamaica Railway Corporation (Pensions) Regulations

		Total Pensions	26,723,340,000.0

28025	Director of Public Prosecutions	Payment of Salary to the Director of Public Prosecutions	9,100,000.0	Section 95 (2) of the Constitution of Jamaica

28058	Judiciary	Payment of Salaries to the Judges of the Court of Appeal and the Supreme Court	723,700,000.0	Section 107 (1) of the Constitution of Jamaica

		Total	300,088,466,000.0

2021-2022 Jamaica Budget Estimates of Expenditure (Net of Appropriations-in-Aid) $ ‘000	Recurrent

Head No. and Title		Actual (Provisional) Expenditure 2019-2020	Approved Estimates 2020-2021	Revised Estimates 2020-2021	Estimates 2021-2022	Projected Estimates 2022-2023	Projected Estimates 2023-2024	Projected Estimates 2024-2025
01000	His Excellency the Governor General and Staff	290,111.0	409,774.0	345,091.0	365,934.0	381,184.0	397,202.0	414,031.0

02000	Houses of Parliament	1,104,039.0	1,173,269.0	1,191,931.0	1,293,275.0	1,305,604.0	1,332,764.0	1,360,851.0

03000	Office of the Public Defender	143,650.0	131,096.0	151,873.0	157,771.0	160,718.0	163,789.0	166,990.0

05000	Auditor General	905,108.0	1,023,764.0	896,283.0	933,587.0	939,766.0	964,263.0	989,713.0

06000	Office of the Services Commissions	292,111.0	353,172.0	331,735.0	371,134.0	344,856.0	351,813.0	358,985.0

07000	Office of the Children’s Advocate	201,331.0	207,234.0	190,470.0	202,377.0	212,959.0	218,491.0	224,286.0

08000	Independent Commission of Investigations	478,775.0	500,715.0	526,224.0	545,570.0	530,701.0	543,830.0	557,510.0

09000	Integrity Commission	712,950.0	766,749.0	923,650.0	923,650.0	874,630.0	903,287.0	933,400.0

15000	Office of the Prime Minister	6,897,823.0	9,765,247.0	8,399,825.0	6,061,831.0	6,330,427.0	6,611,991.0	6,871,001.0
15010	Jamaica Information Service	697,424.0	744,027.0	636,563.0	645,506.0	663,472.0	682,414.0	702,743.0
15020	Registrar General’s Department and Island Records Office	143,770.0	388,603.0	417,603.0	614,065.0	398,843.0	399,145.0	408,882.0

	Total Office of the Prime Minister and Departments	7,739,017.0	10,897,877.0	9,453,991.0	7,321,402.0	7,392,742.0	7,693,550.0	7,982,626.0

16000	Office of the Cabinet	478,504.0	521,861.0	501,948.0	509,457.0	522,341.0	536,326.0	552,468.0
16049	Management Institute for National Development	225,234.0	261,676.0	261,676.0	268,218.0	274,923.0	281,796.0	288,841.0

	Total Office of the Cabinet and Departments	703,738.0	783,537.0	763,624.0	777,675.0	797,264.0	818,122.0	841,309.0

17000	Ministry of Tourism	11,525,361.0	12,513,319.0	10,910,790.0	10,914,460.0	11,556,768.0	12,168,547.0	12,797,628.0

19000	Ministry of Economic Growth and Job Creation	10,176,433.0	7,637,440.0	7,537,701.0	8,272,995.0	6,002,422.0	6,264,210.0	6,543,556.0
19046	Forestry Department	1,078,318.0	1,098,001.0	487,206.0	—	—	—	—
19047	National Land Agency	766,552.0	798,878.0	737,571.0	783,237.0	807,200.0	832,010.0	857,701.0
19048	National Environment and Planning Agency	1,073,382.0	1,127,034.0	1,073,219.0	1,091,060.0	1,108,299.0	1,141,623.0	1,177,267.0
19050	National Works Agency	746,573.0	802,848.0	800,493.0	819,968.0	839,930.0	860,391.0	881,363.0

	Total Ministry of Economic Growth and Job Creation and Departments	13,841,258.0	11,464,201.0	10,636,190.0	10,967,260.0	8,757,851.0	9,098,234.0	9,459,887.0

20000	Ministry of Finance and the Public Service	62,055,725.0	62,923,272.0	74,583,090.0	52,958,547.0	53,826,374.0	88,019,755.0	123,645,206.0
20011	Accountant General’s Department	811,977.0	1,489,614.0	1,075,129.0	1,352,960.0	1,168,537.0	1,220,082.0	1,274,437.0
20017	Public Debt Servicing (Amortisation)	178,526,446.0	155,189,700.0	158,555,588.0	146,258,500.0	167,145,704.0	119,630,789.0	263,931,887.0
20018	Public Debt Servicing (Interest Payments)	139,131,084.0	132,654,211.0	136,253,047.0	125,986,706.0	129,294,936.0	127,001,792.0	122,970,461.0

2021-2022 Jamaica Budget Estimates of Expenditure (Net of Appropriations-in-Aid) $ ‘000	Recurrent

Head No. and Title		Actual (Provisional) Expenditure 2019-2020	Approved Estimates 2020-2021	Revised Estimates 2020-2021	Estimates 2021-2022	Projected Estimates 2022-2023	Projected Estimates 2023-2024	Projected Estimates 2024-2025
20019	Pensions	35,364,495.0	38,587,849.0	36,587,849.0	38,106,556.0	42,421,152.0	44,431,194.0	45,557,218.0
20056	Tax Administration Jamaica	11,512,451.0	12,806,214.0	12,765,614.0	12,445,614.0	13,067,895.0	13,721,289.0	14,407,354.0

	Total Ministry of Finance and the Public Service and Departments	427,402,178.0	403,650,860.0	419,820,317.0	377,108,883.0	406,924,598.0	394,024,901.0	571,786,563.0

21000	Ministry of Housing, Urban Renewal, Environment and Climate Change	—	—	746,431.0	1,622,970.0	1,669,592.0	1,712,078.0	1,756,674.0
21046	Forestry Department	—	—	538,321.0	1,085,879.0	966,514.0	992,345.0	1,062,790.0

	Total Ministry of Housing, Urban Renewal, Environment and Climate Change and Departments	—	—	1,284,752.0	2,708,849.0	2,636,106.0	2,704,423.0	2,819,464.0

26000	Ministry of National Security	27,078,107.0	26,847,250.0	28,448,704.0	30,412,810.0	29,850,929.0	30,774,584.0	31,737,457.0
26022	Police Department	40,953,519.0	41,502,749.0	42,285,333.0	40,973,650.0	41,927,079.0	42,863,211.0	43,836,512.0
26024	Department of Correctional Services	8,076,526.0	8,477,865.0	8,556,364.0	8,413,524.0	8,633,507.0	8,862,342.0	9,100,440.0
26053	Passport, Immigration and Citizenship Agency	28,811.0	331,001.0	889,501.0	844,276.0	557,883.0	571,830.0	586,126.0
26057	Institute of Forensic Science and Legal Medicine	811,315.0	847,489.0	760,733.0	858,260.0	901,105.0	945,106.0	991,484.0

	Total Ministry of National Security and Departments	76,948,278.0	78,006,354.0	80,940,635.0	81,502,520.0	81,870,503.0	84,017,073.0	86,252,019.0

28000	Ministry of Justice	1,994,675.0	2,190,109.0	2,016,694.0	2,205,448.0	2,462,225.0	2,538,979.0	2,560,696.0
28025	Director of Public Prosecutions	481,126.0	536,152.0	476,240.0	477,511.0	488,710.0	500,302.0	512,130.0
28030	Administrator General	317,177.0	333,389.0	333,389.0	370,356.0	378,992.0	388,212.0	397,255.0
28031	Attorney General’s Chambers	1,025,846.0	1,173,197.0	1,249,281.0	1,156,203.0	1,203,593.0	1,257,427.0	1,314,001.0
28033	Office of the Parliamentary Counsel	135,217.0	183,020.0	121,215.0	135,098.0	140,129.0	145,626.0	151,019.0
28052	Legal Reform Department	88,841.0	101,178.0	73,016.0	82,265.0	85,157.0	88,169.0	91,306.0
28058	Judiciary	4,362,406.0	4,614,163.0	4,198,811.0	4,676,768.0	4,423,565.0	4,555,666.0	4,690,424.0

	Total Ministry of Justice and Departments	8,405,288.0	9,131,208.0	8,468,646.0	9,103,649.0	9,182,371.0	9,474,381.0	9,716,831.0

30000	Ministry of Foreign Affairs and Foreign Trade	4,996,749.0	4,956,044.0	4,457,129.0	4,475,380.0	4,582,080.0	4,693,903.0	4,810,611.0

40000	Ministry of Labour and Social Security	2,997,379.0	5,085,367.0	4,035,986.0	13,652,216.0	14,500,019.0	15,837,211.0	16,064,863.0

41000	Ministry of Education, Youth and Information	109,465,808.0	114,149,509.0	110,053,814.0	114,502,724.0	116,585,261.0	118,411,014.0	120,301,612.0
41051	Child Protection and Family Services Agency	2,763,338.0	2,923,487.0	2,868,082.0	2,890,277.0	3,000,636.0	3,116,341.0	3,243,849.0

	Total Ministry of Education, Youth and Information and Departments	112,229,146.0	117,072,996.0	112,921,896.0	117,393,001.0	119,585,897.0	121,527,355.0	123,545,461.0

42000	Ministry of Health and Wellness	68,345,615.0	72,166,061.0	78,897,495.0	84,600,588.0	86,134,876.0	86,877,956.0	80,529,165.0

2021-2022 Jamaica Budget Estimates of Expenditure (Net of Appropriations-in-Aid) $ ‘000	Recurrent

Head No. and Title		Actual (Provisional) Expenditure 2019-2020	Approved Estimates 2020-2021	Revised Estimates 2020-2021	Estimates 2021-2022	Projected Estimates 2022-2023	Projected Estimates 2023-2024	Projected Estimates 2024-2025
42034	Bellevue Hospital	1,866,613.0	1,905,496.0	1,860,122.0	1,896,665.0	1,919,771.0	1,976,307.0	2,034,219.0
42035	Government Chemist	64,205.0	68,700.0	60,584.0	61,395.0	63,517.0	65,733.0	68,108.0

	Total Ministry of Health and Wellness and Departments	70,276,433.0	74,140,257.0	80,818,201.0	86,558,648.0	88,118,164.0	88,919,996.0	82,631,492.0

46000	Ministry of Culture, Gender, Entertainment and Sport	4,245,039.0	4,568,375.0	3,819,929.0	3,649,902.0	3,784,543.0	3,921,920.0	4,069,039.0

50000	Ministry of Industry, Commerce, Agriculture and Fisheries	10,277,954.0	10,661,824.0	5,345,320.0	—	—	—	—
50038	Companies Office of Jamaica	14,019.0	—	—	—	—	—	—

	Total Ministry of Industry, Commerce, Agriculture and Fisheries and Departments	10,291,973.0	10,661,824.0	5,345,320.0	—	—	—	—

51000	Ministry of Agriculture and Fisheries	—	—	4,431,297.0	8,358,456.0	8,648,429.0	8,952,488.0	9,271,306.0

53000	Ministry of Industry, Investment and Commerce	—	—	1,462,595.0	3,388,968.0	3,235,113.0	3,353,271.0	3,480,259.0

56000	Ministry of Science, Energy and Technology	4,415,085.0	4,958,193.0	5,939,083.0	6,010,587.0	4,658,375.0	4,592,015.0	4,880,864.0
56039	Post and Telecommunications Department	2,051,525.0	2,315,474.0	2,195,960.0	2,234,490.0	2,296,585.0	2,360,934.0	2,427,630.0

	Total Ministry of Science, Energy and Technology and Departments	6,466,610.0	7,273,667.0	8,135,043.0	8,245,077.0	6,954,960.0	6,952,949.0	7,308,494.0

68000	Ministry of Transport and Mining	12,194,816.0	11,018,619.0	12,019,615.0	11,496,748.0	12,208,961.0	12,847,072.0	13,519,907.0

72000	Ministry of Local Government and Rural Development	13,401,673.0	13,474,782.0	14,019,669.0	14,163,177.0	13,674,675.0	13,950,866.0	13,297,392.0

Total Recurrent		787,793,011.0	779,265,060.0	798,302,882.0	776,579,569.0	809,161,462.0	805,831,701.0	984,660,917.0

2021-2022 Jamaica Budget
Estimates of Expenditure (Net of Appropriations-in-Aid)	Capital
$ ‘000

Head No. and Title		Actual (Provisional) Expenditure 2019-2020	Approved Estimates 2020-2021	Revised Estimates 2020-2021	Estimates 2021-2022	Projected Estimates 2022-2023	Projected Estimates 2023-2024	Projected Estimates 2024-2025
15000	Office of the Prime Minister	4,114,058.0	6,566,215.0	4,430,563.0	5,878,657.0	3,833,652.0	3,055,990.0	1,381,700.0

16000	Office of the Cabinet	691,390.0	91,258.0	91,258.0	—	—	—	—

17000	Ministry of Tourism	—	—	—	—	—	—	—

19000	Ministry of Economic Growth and Job Creation	23,912,756.0	22,355,858.0	14,014,495.0	20,383,298.0	29,864,774.0	19,124,513.0	1,679,182.0

20000	Ministry of Finance and the Public Service	2,821,843.0	7,856,135.0	3,428,153.0	12,415,683.0	7,825,118.0	37,502,054.0	88,441,297.0

21000	Ministry of Housing, Urban Renewal, Environment and Climate Change	—	—	231,393.0	309,939.0	65,000.0	—	—

26000	Ministry of National Security	19,556,576.0	15,953,840.0	9,697,819.0	6,480,397.0	5,713,415.0	3,500,000.0	500,000.0

28000	Ministry of Justice	960,419.0	941,500.0	563,375.0	520,000.0	—	—	—

40000	Ministry of Labour and Social Security	8,146,307.0	8,596,012.0	13,093,521.0	81,094.0	—	—	—

41000	Ministry of Education, Youth and Information	1,216,223.0	1,480,478.0	633,292.0	1,163,000.0	1,350,000.0	—	—

42000	Ministry of Health and Wellness	5,154,497.0	3,903,604.0	2,938,452.0	2,714,648.0	7,907,602.0	6,144,686.0	882,739.0

46000	Ministry of Culture, Gender, Entertainment and Sport	25,457.0	25,184.0	31,784.0	—	—	—	—

50000	Ministry of Industry, Commerce, Agriculture and Fisheries	2,279,340.0	3,519,016.0	578,389.0	—	—	—	—

51000	Ministry of Agriculture and Fisheries	—	—	1,137,154.0	1,286,052.0	4,252,870.0	2,364,905.0	—

53000	Ministry of Industry, Investment and Commerce	—	—	197,332.0	349,697.0	810,230.0	810,230.0	—

56000	Ministry of Science, Energy and Technology	358,776.0	696,804.0	223,732.0	313,503.0	1,167,666.0	1,250,000.0	—

68000	Ministry of Transport and Mining	500.0	—	—	—	—	—	—

72000	Ministry of Local Government and Rural Development	2,040,478.0	2,217,356.0	735,705.0	2,305,350.0	300,000.0	—	—

Total Capital		71,278,620.0	74,203,260.0	52,026,417.0	54,201,318.0	63,090,327.0	73,752,378.0	92,884,918.0

Total Capital (AB)		71,278,620.0	74,203,260.0	52,026,417.0	54,201,318.0	63,090,327.0	73,752,378.0	92,884,918.0

Grand Total Recurrent and Capital		859,071,631.0	853,468,320.0	850,329,299.0	830,780,887.0	872,251,789.0	879,584,079.0	1,077,545,835.0

2021-2022 Jamaica Budget
Statutory Provisions And Provisions to be Voted	Recurrent
$’000

Head No. and Title		Statutory	Gross Expenditure to be Voted	Appropriations in Aid	Net Expenditure to be Voted	Net Provisions in Estimates (Including Statutory)
01000	His Excellency the Governor General and Staff	273,398.0	94,791.0	2,255.0	92,536.0	365,934.0

02000	Houses of Parliament	17,355.0	1,275,920.0	—	1,275,920.0	1,293,275.0

03000	Office of the Public Defender	12,530.0	145,241.0	—	145,241.0	157,771.0

05000	Auditor General	9,603.0	928,984.0	5,000.0	923,984.0	933,587.0

06000	Office of the Services Commissions	18,323.0	352,811.0	—	352,811.0	371,134.0

07000	Office of the Children’s Advocate	12,936.0	189,441.0	—	189,441.0	202,377.0

08000	Independent Commission of Investigations	12,975.0	678,313.0	145,718.0	532,595.0	545,570.0

09000	Integrity Commission	30,000.0	893,650.0	—	893,650.0	923,650.0

15000	Office of the Prime Minister	—	6,106,831.0	45,000.0	6,061,831.0	6,061,831.0
15010	Jamaica Information Service	—	752,969.0	107,463.0	645,506.0	645,506.0
15020	Registrar General’s Department and Island Records	—	1,290,330.0	676,265.0	614,065.0	614,065.0
	Total Office of the Prime Minister and Departments	—	8,150,130.0	828,728.0	7,321,402.0	7,321,402.0

16000	Office of the Cabinet	—	509,457.0	—	509,457.0	509,457.0
16049	Management Institute for National Development	—	532,218.0	264,000.0	268,218.0	268,218.0
	Total Office of the Cabinet and Departments	—	1,041,675.0	264,000.0	777,675.0	777,675.0

17000	Ministry of Tourism	—	10,971,360.0	56,900.0	10,914,460.0	10,914,460.0

19000	Ministry of Economic Growth and Job Creation	—	8,391,876.0	118,881.0	8,272,995.0	8,272,995.0
19047	National Land Agency	—	3,257,518.0	2,474,281.0	783,237.0	783,237.0
19048	National Environment and Planning Agency	—	1,191,344.0	100,284.0	1,091,060.0	1,091,060.0
19050	National Works Agency	—	2,388,472.0	1,568,504.0	819,968.0	819,968.0
	Total Ministry of Economic Growth and Job Creation and Departments	—	15,229,210.0	4,261,950.0	10,967,260.0	10,967,260.0

20000	Ministry of Finance and the Public Service	—	53,067,547.0	109,000.0	52,958,547.0	52,958,547.0
20011	Accountant General’s Department	—	1,352,960.0	—	1,352,960.0	1,352,960.0
20012	Jamaica Customs Agency	—	11,714,854.0	11,714,854.0	—	0.0
20017	Public Debt Servicing (Amortisation)	146,258,500.0	—	—	—	146,258,500.0

2021-2022 Jamaica Budget
Statutory Provisions And Provisions to be Voted	Recurrent
$’000

Head No. and Title		Statutory	Gross Expenditure to be Voted	Appropriations in Aid	Net Expenditure to be Voted	Net Provisions in Estimates (Including Statutory)
20018	Public Debt Servicing (Interest Payments)	125,986,706.0	—	—	—	125,986,706.0
20019	Pensions	26,723,340.0	11,383,216.0	—	11,383,216.0	38,106,556.0
20056	Tax Administration Jamaica	—	12,445,614.0	—	12,445,614.0	12,445,614.0
	Total Ministry of Finance and the Public Service and Departments	298,968,546.0	89,964,191.0	11,823,854.0	78,140,337.0	377,108,883.0

21000	Ministry of Housing, Urban Renewal, Environment	—	1,893,011.0	270,041.0	1,622,970.0	1,622,970.0
21046	Forestry Department	—	1,095,879.0	10,000.0	1,085,879.0	1,085,879.0
	Total Ministry of Housing, Urban Renewal, Environment and Climate Change and Departments	—	2,988,890.0	280,041.0	2,708,849.0	2,708,849.0

26000	Ministry of National Security	—	31,120,978.0	708,168.0	30,412,810.0	30,412,810.0
26022	Police Department	—	41,423,650.0	450,000.0	40,973,650.0	40,973,650.0
26024	Department of Correctional Services	—	8,413,524.0	—	8,413,524.0	8,413,524.0
26053	Passport, Immigration and Citizenship Agency	—	2,561,705.0	1,717,429.0	844,276.0	844,276.0
26057	Institute of Forensic Science and Legal Medicine	—	858,260.0	—	858,260.0	858,260.0
	Total Ministry of National Security and Departments	—	84,378,117.0	2,875,597.0	81,502,520.0	81,502,520.0

28000	Ministry of Justice	—	2,363,398.0	157,950.0	2,205,448.0	2,205,448.0
28025	Director of Public Prosecutions	9,100.0	468,411.0	—	468,411.0	477,511.0
28030	Administrator General	—	617,501.0	247,145.0	370,356.0	370,356.0
28031	Attorney General’s Chambers	—	1,156,203.0	—	1,156,203.0	1,156,203.0
28033	Office of the Parliamentary Counsel	—	135,098.0	—	135,098.0	135,098.0
28052	Legal Reform Department	—	82,265.0	—	82,265.0	82,265.0
28058	Judiciary	723,700.0	3,953,068.0	—	3,953,068.0	4,676,768.0
	Total Ministry of Justice and Departments	732,800.0	8,775,944.0	405,095.0	8,370,849.0	9,103,649.0

30000	Ministry of Foreign Affairs and Foreign Trade	—	4,595,380.0	120,000.0	4,475,380.0	4,475,380.0

40000	Ministry of Labour and Social Security	—	13,652,216.0	—	13,652,216.0	13,652,216.0

41000	Ministry of Education, Youth and Information	—	114,902,724.0	400,000.0	114,502,724.0	114,502,724.0
41051	Child Protection and Family Services Agency	—	2,891,627.0	1,350.0	2,890,277.0	2,890,277.0
	Total Ministry of Education, Youth and Information and Departments	—	117,794,351.0	401,350.0	117,393,001.0	117,393,001.0

2021-2022 Jamaica Budget
Statutory Provisions And Provisions to be Voted	Recurrent
$’000

Head No. and Title		Statutory	Gross Expenditure to be Voted	Appropriations in Aid	Net Expenditure to be Voted	Net Provisions in Estimates (Including Statutory)
42000	Ministry of Health and Wellness	—	85,166,294.0	565,706.0	84,600,588.0	84,600,588.0
42034	Bellevue Hospital	—	1,896,665.0	—	1,896,665.0	1,896,665.0
42035	Government Chemist	—	61,395.0	—	61,395.0	61,395.0
	Total Ministry of Health and Wellness and Departments	—	87,124,354.0	565,706.0	86,558,648.0	86,558,648.0

46000	Ministry of Culture, Gender, Entertainment and	—	3,929,343.0	279,441.0	3,649,902.0	3,649,902.0

51000	Ministry of Agriculture and Fisheries	—	9,652,912.0	1,294,456.0	8,358,456.0	8,358,456.0

53000	Ministry of Industry, Investment and Commerce	—	3,561,759.0	172,791.0	3,388,968.0	3,388,968.0
53038	Companies Office of Jamaica	—	604,026.0	604,026.0	—	0.0
	Total Ministry of Industry, Investment and Commerce and Departments	—	4,165,785.0	776,817.0	3,388,968.0	3,388,968.0

56000	Ministry of Science, Energy and Technology	—	6,783,465.0	772,878.0	6,010,587.0	6,010,587.0
56039	Post and Telecommunications Department	—	2,958,953.0	724,463.0	2,234,490.0	2,234,490.0
	Total Ministry of Science, Energy and Technology and Departments	—	9,742,418.0	1,497,341.0	8,245,077.0	8,245,077.0

68000	Ministry of Transport and Mining	—	11,934,479.0	437,731.0	11,496,748.0	11,496,748.0

72000	Ministry of Local Government and Rural	—	17,372,589.0	3,209,412.0	14,163,177.0	14,163,177.0

	Total Recurrent	300,088,466.0	506,022,495.0	29,531,392.0	476,491,103.0	776,579,569.0

2021-2022 Jamaica Budget
Statutory Provisions And Provisions to be Voted	Capital
$’000

Head No. and Title		Statutory	Gross Expenditure to be Voted	Appropriations in Aid	Net Expenditure to be Voted	Net Provisions in Estimates (Including Statutory)
15000	Office of the Prime Minister	—	5,878,657.0	—	5,878,657.0	5,878,657.0

19000	Ministry of Economic Growth and Job Creation	—	20,383,298.0	—	20,383,298.0	20,383,298.0

20000	Ministry of Finance and the Public Service	—	12,415,683.0	—	12,415,683.0	12,415,683.0

21000	Ministry of Housing, Urban Renewal, Environment	—	309,939.0	—	309,939.0	309,939.0

26000	Ministry of National Security	—	6,480,397.0	—	6,480,397.0	6,480,397.0

28000	Ministry of Justice	—	520,000.0	—	520,000.0	520,000.0

40000	Ministry of Labour and Social Security	—	81,094.0	—	81,094.0	81,094.0

41000	Ministry of Education, Youth and Information	—	1,163,000.0	—	1,163,000.0	1,163,000.0

42000	Ministry of Health and Wellness	—	2,714,648.0	—	2,714,648.0	2,714,648.0

51000	Ministry of Agriculture and Fisheries	—	1,286,052.0	—	1,286,052.0	1,286,052.0

53000	Ministry of Industry, Investment and Commerce	—	349,697.0	—	349,697.0	349,697.0

56000	Ministry of Science, Energy and Technology	—	313,503.0	—	313,503.0	313,503.0

72000	Ministry of Local Government and Rural	—	2,305,350.0	—	2,305,350.0	2,305,350.0

	Total Capital	—	54,201,318.0	—	54,201,318.0	54,201,318.0

	Grand Total Recurrent and Capital	300,088,466.0	560,223,813.0	29,531,392.0	530,692,421.0	830,780,887.0

GOVERNMENT OF JAMAICA

FINANCIAL STATEMENTS OF THE CONSOLIDATED FUND

Statement I - Receipts and Payments of the Consolidated Fund

Year Ended March 31, 2021

(Expressed in Jamaican dollars unless otherwise specified)

	Notes	2021 J$ 000	2020 J$‘000
RECEIPTS
RECURRENT REVENUE
Taxation Revenue		496,558,604	580,157,680
Non-Tax Revenue		62,316,192	72,109,646

		558,874,796	652,267,326
CAPITAL REVENUE
Loans		1,023,337	856,875
Extraordinary Receipts (incl. Grants)		3,247,400	4,406,561
Other Grants: Petrocaribe Development Fund		3,184,628	88,474,228
Other Grants		3,406,349	507,010

		10,861,714	94,244,674
DOMESTIC LOANS
Benchmark Notes		143,789,182	53,613,997

EXTERNAL LOANS
Multilateral		46,624,000	26,459,282
Bilateral		8,143,003	5,746,647
Capital Markets		0	20,508,349

		54,767,003	52,714,278
OTHER RECEIPTS
Unrealized foreign exchange gains		3,475,613	5,028,499
Treasury Bill Issued		22,303,697	21,471,574
Surrender Balance		5,620,133	10,810,709
Other		345	2,627
Cash Balance as at April 1	1.1	111,160,908	70,087,771

		142,560,696	107,401,180

Total		910,853,391	960,241,455

Statement I – Receipts and Payments of the Consolidated Fund (Cont’d)

		2021	2020
	Notes	$’000	J$’000
RECURRENT EXPENDITURE
Statutory Expenditure		292,528,864	305,997,385
Voted Expenditure		471,958,558	442,888,335

		764,487,422	748,885,720
CAPITAL EXPENDITURE

Voted Expenditure		50,276,439	70,677,178

		50,276,439	70,677,178
OTHER PAYMENTS
Treasury Bills Redeemed		22,239,529	20,909,582
Other Payments		306	8,111,710
Refund from the Central Payment Account	1.3	235,707	496,357
Cash Balance as at March 31	1.2	73,613,988	111,160,908

		96,089,530	140,678,557

Total		910,853,391	960,241,455

Anya Jones, FCCA

Accountant General

GOVERNMENT OF JAMAICA

FINANCIAL STATEMENTS OF THE CONSOLIDATED FUND

Statement II - Statement of Financing

Year Ended March 31, 2021

(Expressed in Jamaican dollars unless otherwise specified)

		2021	2020
	Notes	$‘000	$‘000
RECURRENT ACCOUNT
Recurrent Revenue		558,874,796	652,267,326
Recurrent Expenditure		(764,487,422)	(748,885,720)

		(205,612,626)	(96,618,394
Miscellaneous Charges		(289)	(8,109,082)
Balances Surrendered		5,620,133	10,810,709

(Deficit)/Surplus		(199,992,782)	(93,916,767)

CAPITAL ACCOUNT
Capital Revenue		10,861,715	94,244,674
Capital Transfers		0	0
Capital Expenditure		(50,276,439)	(70,677,178)

Deficit		(39,414,724)	23,567,496

Net (Deficit)		(239,407,506)	(70,349,271)

Net Treasury Bills Issued		64,168	561,991

Financing Requirement		(239,343,338)	(69,787,280)

Financing
Domestic Notes		143,789,182	53,613,997
External Borrowing		54,767,003	52,714,278

		198,556,185	106,328,275

Net Surplus/(Deficit)	2.1	(40,787,153)	36,540,995
Financed From:
Opening Cash Balance at April 1	1.1	111,160,908	70,087,771
Refund from the Central Payment Account	1.3	(235,707)	(496,357)
Other		327	0
Unrealized foreign exchange gains		3,475,613	5,028,499

Closing Cash Balance at March 31	1.2	73,613,988	111,160,908

GOVERNMENT OF JAMAICA

FINANCIAL STATEMENTS OF THE CONSOLIDATED FUND

Statement III - Revenue Estimates Compared with Consolidated Fund Receipts

Year Ended March 31, 2021

(Expressed in Jamaican dollars unless otherwise specified)

		Estimates	Receipt	Estimates	Receipt
		2021	2021	2020	2020
	Notes	$‘000	$‘000	$‘000	$‘000
Tax Revenue:
Customs		47,155,955	40,140,475	44,681,246	45,263,673
Income Tax		167,116,337	155,516,911	158,263,713	162,142,656
Stamp Duties		8,383,250	6,827,628	7,105,745	8,870,541
Motor Vehicle Licences		4,919,511	4,597,383	4,449,579	4,810,753
Other Licences		357,271	60,839	197,328	39,109
Travel Tax		22,511,840	5,603,991	21,785,865	21,850,019
Betting, Gaming and Lotteries		6,730,427	6,502,655	5,794,427	6,807,900
Education Tax		34,449,109	29,080,131	31,871,427	32988,086
Contractors Levy		2,463,061	1,663,640	2,759,591	2,186,809
General Consumption Tax		199,718,340	165,695,094	199,266,689	202,206,859
Special Consumption Tax		83,348,269	69,749,096	79,660,799	80,227,843
Environmental Levy		4,443,290	4,135,319	4,292,080	4,097,249
Telephone Call Tax		2,510,240	3,509,641	2,120,336	3,677,295
Guest Accommodation Room Tax		3,115,381	683,727	2,930,778	2,968,722
Minimum Business Tax		0	123,922	0	294,038
Quarry Tax		84,215	93,800	63,611	83,998
Import Licences-Trade Board		345,294	264,944	329,688	351,476
Telecommunication Licences		1,155,435	2,305,254	305,407	1,282,699
Hotel Licence Duty		0	4,154	0	7,955

Total Tax Revenue	3.1	588,807,225	496,558,604	565,878,309	580,157,680
Non-Tax Revenue	3.2	67,290,901	62,316,192	59,608,512	72,109,646

TOTAL RECURRENT REVENUE		656,098,126	558,874,796	625,486,821	652,267,326

Statement III - Revenue Estimates Compared with Consolidated Fund Receipts (Cont’d)

		Estimates	Receipt	Estimates	Receipt
		2021	2021	2020	2020
	Notes	$‘000	$‘000	$‘000	$‘000
Capital Revenue
Land Sales		214,422	0	36,323	0
Loan Repayments		121,578	1,023,337	3,083,500	856,875
Grants		1,350,324	3,406,349	5,635,485	4,913,571
Other Grants-Petrocaribe
Development Fund		32,193,000	3,184,628	18,552,944	88,474,228
Miscellaneous Grants		2,987,000	3,247,400	0	0

Total Capital Revenue	3.3	36,866,324	10,861,714	27,308,252	94,244,674

Capital Transfers		135,700	0	130,900	0

Total Capital and Recurrent Revenue		693,100,150	569,736,510	652,925,973	746,512,000

LOAN RECEIPTS
External Loans:
Multilateral		26,433,930	46,624,000	46,254,300	26,459,282
Bilateral		7,944,570	8,143,003	0	5,746,647
Capital Markets		0	0	0	20,508,349

Total External Loan Receipts	3.4	34,378,500	54,767,003	46,254,300	52,714,278

Domestic Loans:
Local Commercial Banking Sector:
Benchmark Notes		86,824,430	143,789,182	34,882,100	53,613,997
Treasury Bills	4.4	22,400,000	22,303,697	21,600,000	21,471,574

Total Domestic Loans	3.5	109,224,430	166,092,879	56,482,100	75,085,571

Total Loan Receipts		143,602,930	220,859,882	102,736,400	127,799,849
Surrendered Balances	3.6	0	5,620,133	0	10,810,709
Credit Interest		0	328	0	183

TOTAL REVENUE		836,703,080	796,216,853	755,662,373	885,122,741

GOVERNMENT OF JAMAICA

FINANCIAL STATEMENTS OF THE CONSOLIDATED FUND

Statement IV - Statement of Expenditure Compared with Issues from the Consolidated Fund

Year Ended March 31, 2021

(Expressed in Jamaican dollars unless otherwise specified)

		Estimates	Issues	Estimates	Issues
		2021	2021	2020	2020
	Notes	$‘000	$‘000	$‘000	$‘000
RECURRENT EXPENDITURE

Statutory Recurrent Expenditure
Public Debt Charges		136,253,047	129,098,557	139,131,084	131,621,568
Public Debt Servicing (Amortization)		136,866,308	136,893,065	157,669,685	148,532,300
Other Statutory Expenditure		26,570,962	26,537,242	25,938,329	25,843,517

Total Statutory Recurrent	4.1	299,690,317	292,528,864	322,739,098	305,997,385

Voted Expenditure
His Excellency the Governor-General & Staff		91,842	87,920	74,137	74,137
Houses of Parliament		1,175,000	1,152,292	1,088,467	1,057,911
Office of the Public Defender		137,138	137,138	129,591	126,191
Auditor General		887,008	844,792	896,075	827,793
Office of the Services Commissions		313,415	290,264	281,791	279,963
Office of the Children’s Advocate		177,534	170,079	188,395	179,632
Independent Commission of Investigations		508,960	497,199	465,652	456,812
Integrity Commission		889,650	606,278	573,770	573,770
Office of The Prime Minister		9,453,991	9,453,991	7,739,017	7,634,171
Office of The Cabinet		763,624	745,201	703,738	701,181
Ministry of Tourism		10,910,790	10,896,735	11,525,361	11,525,361
Ministry of Economic Growth and Job Creation		10,636,190	10,636,190	13,841,258	13,822,745
Ministry of Finance and the Public Service		99,542,159	96,155,082	84,978,204	84,317,424
Ministry of Housing, Urban Renewal, Environment and Climate Change		1,284,752	1,058,905	0	0
Ministry of National Security		80,940,635	80,940,635	76,948,278	76,948,278
Ministry of Justice		7,743,917	7,575,478	7,663,600	7,639,584
Ministry of Foreign Affairs and Foreign Trade		4,457,129	4,457,129	4,996,749	4,996,749

Statement IV - Statement of Expenditure Compared with Issues from the Consolidated Fund (Cont’d)

		Estimates	Issues	Estimates	Issues
		2021	2021	2020	2020
	Notes	$‘000	$‘000	$‘000	$‘000
Ministry of Labour and Social Security		4,035,986	3,963,086	2,997,379	2,895,435
Ministry of Education, Youth and Information		112,921,896	112,905,234	112,229,146	112,202,348
Ministry of Health		80,818,201	80,815,286	70,276,433	70,253,445
Ministry of Culture, Gender, Entertainment and Sport		3,819,929	3,463,017	4,245,039	4,104,988
Ministry of Industry, Commerce, Agriculture and Fisheries		5,345,320	5,345,320	10,291,973	10,291,973
Ministry of Agriculture and Fisheries		4,431,297	4,431,297	0	0
Ministry of Industry, Investment & Commerce		1,462,595	1,462,595	0	0
Ministry of Science, Energy & Technology		5,939,083	5,728,006	4,415,085	4,415,085
Post and Telecommunication Dept.		2,195,960	2,173,752	2,051,525	2,051,525
Ministry of Transport and Mining		12,019,615	12,019,615	12,194,816	12,194,816
Ministry of Local Govt. and Community
Development		14,019,669	13,946,042	13,401,673	13,317,018

Total Voted Recurrent	4.2	476,923,285	471,958,558	444,197,152	442,888,335

Total Recurrent		776,613,602	764,487,422	766,936,250	748,885,720

Voted Capital Expenditure
Office of The Prime Minister		4,430,563	3,711,444	4,114,058	4,072,951
Office of The Cabinet		91,258	90,769	691,390	677,073
Ministry of Economic Growth and Job Creation		14,014,495	13,898,307	23,912,756	23,804,441
Ministry of Finance and the Public Service		3,428,153	3,425,138	2,821,843	2,724,146
Ministry of Housing, Urban Renewal, Environment and Climate Change		231,393	68,233	0	0
Ministry of National Security		9,697,819	9,697,819	19,556,576	19,556,576
Ministry of Justice		563,375	527,117	960,419	901,800
Ministry of Labour and Social Security		13,093,521	13,058,115	8,146,307	8,146,307
Ministry of Education, Youth and Information		633,292	568,748	1,216,223	1,133,852
Ministry of Health		2,938,452	2,692,524	5,154,497	5,115,120
Ministry of Culture, Gender, Entertainment and Sport		31,784	31,784	25,457	0
Ministry of Industry, Commerce, Agriculture & Fisheries		578,389	578,389	2,279,340	2,251,335

Statement IV - Statement of Expenditure Compared with Issues from the Consolidated Fund (Cont’d)

		Estimates	Issues	Estimates	Issues
		2021	2021	2020	2020
	Notes	$‘000	$‘000	$‘000	$‘000
Ministry of Agriculture and Fisheries		1,137,154	933,134	0	0
Ministry of Industry, Investment and Commerce		197,332	148,949	0	0
Ministry of Science, Energy and Technology		223,732	171,137	358,776	314,030
Ministry of Transport & Mining		0	0	500	221
Ministry of Local Government and Rural Development		735,705	674,832	2,040,478	1,979,326

Total Voted	4.3	52,026,417	50,276,439	71,278,620	70,677,178

Total Capital		52,026,417	50,276,439	228,948,305	219,209,478

Total Recurrent and Capital		828,640,019	814,763,861	838,214,870	819,562,898
Treasury Bills Redeemed	4.4	21,689,280	22,239,529	20,856,761	20,909,582

Total Issues from the Consolidated Fund		850,329,299	837,003,390	859,071,631	840,472,480

GOVERNMENT OF JAMAICA

FINANCIAL STATEMENTS OF THE CONSOLIDATED FUND

Statement V - Statement of Consolidated Fund Balances

Year Ended March 31, 2021

(Expressed in Jamaican dollars unless otherwise specified)

	Notes	2021	2021	2020	2020
		$’000	$’000	$’000	$’000
GENERAL REVENUE BALANCES
A. RECURRENT REVENUE
Recurrent Revenue		558,874,796		652,267,326
Recurrent Expenditure		(764,487,422)		(748,885,720)

Net Recurrent Revenue			(205,612,626)		(96,618,394)

B. CAPITAL REVENUE
Capital Revenue		10,861,715		94,244,674
Capital Transfers		0		0

		10,861,715		94,244,674

C. LOAN FUND BALANCES
(i) Long Term Loans:
(a) External Loans Raised		54,767,003		52,714,278
(b) Internal Loans Raised		143,789,182		53,613,997

		198,556,185		106,328,275

Capital Revenue & Loan Fund Balances (B+C)		209,417,900		200,572,949

Capital Expenditure		(50,276,439)		(70,677,178)

Deficit on Capital Transactions & Loan Receipt			159,141,461		129,895,771

Total Deficit Capital + Recurrent			(46,471,165)		33,277,377

Add:
(i) Net Treasury Bills Issued		64,168		561,991
(ii) Opening Cash Balance		111,160,908		70,087,771
(iii) Other payments		(290)		(8,111,710)
(iv) Other receipts		328		2,628
(v) Unrealized foreign exchange gains		3,475,613		5,028,499
(vi) Refund from the Central Payment Account		(235,707)		(496,357)
(vii) Surrendered Balances		5,620,133		10,810,709

			120,085,153		77,883,531

Cash Balance in Consolidated Fund			73,613,988		111,160,908

Adjusted Cash Balance March 31, 2021	5		73,613,988		111,160,908

GOVERNMENT OF JAMAICA

FINANCIAL STATEMENTS OF THE CONSOLIDATED FUND

Statement VI - Statement of Cash Flows

Year Ended March 31, 2021

(Expressed in Jamaican dollars unless otherwise specified)

		2021	2020
		J$ 000	J$‘000
	Notes
Cash Flows from Operating Activities:
Receipts:
Taxation Revenue		496,558,604	580,157,680
Non-Tax Revenue		62,316,192	72,109,646
Grants		9,838,377	93,387,799
Surrendered Balances		5,620,133	10,810,709
Other		345	2,627

Total Receipts from Operating Activities		574,333,651	756,468,461

Payments:
Employee Costs Salaries		223,534,938	211,437,180
Employee Costs Travelling		20,179,357	19,711,145
Superannuation		38,114,327	37,710,333
Suppliers		75,104,172	5,168,742
Interest Paid		129,113,057	137,955,502
Grants, Contributions and Subsidies		138,783,384	98,242,095
Capital Goods Purchases		30,393,334	44,085,132
Other Payments		22,381,021	124,332,279

Total Payments		677,603,590	678,642,408

Net Cash from Operating Activities		(103,269,939)	77,826,053

Cash Flows from Financing Activities
Proceeds from Borrowings		54,767,003	52,714,278
Repayment of Borrowings		(136,893,065)	(149,528,557)
Repayment of GOJ Guaranteed Loan		1,023,337	856,875
Domestic Benchmark Notes		143,789,182	53,613,997
Treasury Bills Issued		22,303,697	21,471,574
Treasury Bills Redeemed		(22,239,529)	(20,909,582)
Other		(503,219)	0

Net cash from Financing Activities		62,247,406	(41,781,415)

Statement VI - Statement of Cash Flows (Cont’d)

		2021	2020
		J$ 000	J$‘000
	Notes
Net increase/(decrease) in Cash		(41,022,533)	36,044,638
Cash at Beginning of Period		111,160,908	70,087,771
Unrealized foreign exchange gains		3,475,613	5,028,499

Net Ending Cash Balance March 31, 2021	6	73,613,988	111,160,908

GOVERNMENT OF JAMAICA

FINANCIAL STATEMENTS OF THE CONSOLIDATED FUND

Statement VII - Statement of Transfers from the Capital Development Fund

Year Ended March 31, 2021

(Expressed in Jamaican dollars unless otherwise specified)

	Notes	$‘000	$‘000
Bauxite Production Levy Received		64,138,018
Less: Refund/Remissions		630,614

Net Receipts			63,507,404
Add: Retained Earnings			2,827,893

			66,335,297
Less:
(a) Transfers to Consolidated Fund to date		53,606,653
(b) Grants		10,898,256
(c) Net Levy Written off		153,315

			64,658,224

Value of Fund at 31st March, 2021	7		1,677,073

Source: Development Bank of Jamaica

GOVERNMENT OF JAMAICA

FINANCIAL STATEMENTS OF THE CONSOLIDATED FUND

Statement VIII - Contingencies Fund

Year Ended March 31, 2021

(Expressed in Jamaican dollars unless otherwise specified)

		2021	2020
	Notes	$‘000	$‘000
Opening Balance		4,504,189	2,094,000

Increase in Contingencies Fund		0	2,410,189
Disbursement of advances from the Contingencies Fund		(4,800,000)	0
Recoveries of advances to Contingencies Fund		4,300,000	0

Balance at Year End	8	4,004,189	4,504,189

GOVERNMENT OF JAMAICA

FINANCIAL STATEMENTS OF THE CONSOLIDATED FUND

Statement IX – Local (Internal) Debt

Year Ended March 31, 2021

(Expressed in Jamaican dollars unless otherwise specified)

		2021	2020
Local Debt	Notes	$‘000	$‘000
I Perpetual Annuities		155	155

II Market Loans:
Treasury Bills		10,300,000	10,300,000
J$ Benchmark Investment Notes		731,596,618	700,239,685
CPI-Indexed Investment Notes		53,328,253	51,114,047

Total Market Loans		795,224,871	761,653,732

III Institutional Loans:
Development Bank of Jamaica		0	100,417

Total Institutional Loans		0	100,417

Total Local Debt	9.1	795,225,026	761,754,304

GOVERNMENT OF JAMAICA

FINANCIAL STATEMENTS OF THE CONSOLIDATED FUND

Statement IX –Foreign (External) Debt

As at March 31, 2021

(Expressed in Jamaican dollars unless otherwise specified)

		2021	2020
		J$ Equivalent	J$ Equivalent
	Notes	$‘000	$‘000
EXTERNAL DEBT
I Currency Obligations to Commercial Enterprises:
Bond Holders		754,745,331	697,218,098
Commerz Bank		0	1,420,937
Total Currency Obligations to Commercial Enterprises		754,745,331	698,639,035

II Foreign Government & Government Agencies
USAID		28,555	29,062
US Department of Agriculture		761,774	1,470,136
China		80,347,105	78,198,193
Federal Republic of Germany		1,301,052	1,249,093
Japan		405,696	1,016,311
Netherlands Investment Bank		79,888	126,583
Kingdom of Belgium		392,972	380,435
Kuwait		60,611	162,469
Venezuela		16,047,748	15,959,552

Total Foreign Government & Government Agencies		99,425,401	98,591,834

III International & Multilateral Institutions:
Inter -American Development Bank		238,210,056	207,799,029
Caribbean Development Bank		28,002,023	29,038,392
Int’l Bank for Reconstruction & Development		152,771,542	129,287,821

Statement IX –Foreign (External) Debt (Cont’d)

		2021	2020
		J$ Equivalent	J$ Equivalent
	Notes	$‘000	$‘000
OPEC Fund for Int’l Development		1,806,315	1,985,562
European Economic Community Commission		3,447,424	3,937,314
European Investment Bank		27,907	34,958
NORDIC Development Fund		680,056	517,547
International Monetary Fund		16,156,678	15,163,493

Total International & Multilateral Institutions		441,102,001	387,764,116

Total Foreign Debt	9.2	1,295,272,733	1,184,994,985
Total Local Debt		795,225,026	761,754,304

TOTAL LOCAL & FOREIGN DEBT		2,090,497,759	1,946,749,289

Notes to the Financial Statements

1 Statement of Receipts and Payments of the Consolidated Fund

This Statement is a summary of receipts and payments of the Consolidated Fund Accounts.

1.1 The Consolidated Fund - Opening

The Consolidated Fund accounts are comprised of: Jamaican Dollar Consolidated Fund Bank Account $58.902 billion; United States Dollar Consolidated Fund Bank Account (US$233.166 million @ J$ 136.07140) $31.727 billion; and Deposits in Transit ($20.532 billion), aggregate of $111.161 billion as of April 1, 2020.

1.2 The Consolidated Fund - Closing

The Consolidated Fund accounts are comprised of: J$ Consolidated Fund Bank Account $38.670 billion; US$ Consolidated Fund Bank Account (US$238.992 million @ J$146.21500) $34.944 billion, aggregate of $73.614 billion as of March 31, 2021.

1.3 Refunds from the Central Payment Account

Negative warrants in the amount of $235.707 million were issued during the reporting period mainly to reallocate issues from the Consolidated Fund to new Heads.

2. Statement of Financing

This Statement details receipts and payments from the Consolidated Fund Account for the period and shows how the surplus was used or how the deficit was financed.

2.1 Net Surplus/ (Deficit)

There was a deficit of $40.787 billion for the year in comparison to a surplus of $36.541 billion for the financial year 2020.

3. Statement of Revenue Estimates Compared with Consolidated Fund Receipts

This Statement includes Revenue Estimates and Actual Receipts, as well as, comparative data from the previous year.

3.1 Tax Revenue Recurrent

These are receipts generated from taxes. Included in this statement are the amounts that were transferred to the Consolidated Fund by the Principal Receivers of Revenue (PRRs). All revenues generated by the PRRs are not required to be transferred to the Consolidated Fund.

3.2 Non-Tax Revenue Recurrent

Total receipts recorded for the year in the Consolidated Fund for this revenue category is $62.316 billion. The main revenue components include Miscellaneous Revenue, De-earmarked Receipts, Financial Distributions and Loan Interest. Dividends and Other Miscellaneous Revenue from public bodies are also included.

Notes to the Financial Statements (Cont’d)

3.3 Capital Revenue

This includes revenue raised through grants and loan repayments.

3.4 External Loans

These are receipts recorded in the Consolidated Fund Principal Bank Accounts for funds raised via capital markets and from multilateral and bilateral loans.

3.5 Domestic Loans

These receipts include benchmark notes and treasury bills received in the Consolidated Fund Principal Bank account. Benchmark notes amounts to $143.789 billion for the financial year (2020: $53.614 billion).

3.6 Surrendered Balances

These receipts represent unexpended warrant cash balances from current or prior years returned to the Consolidated Fund Principal Bank account.

4 Statement of Expenditure Compared with Issues from the Consolidated Fund

This statement details issues from the Consolidated Fund Principal Bank Account. Total Issues from the Consolidated Fund for the year was $837.003 billion (2020: $840.472 billion) compared with total Estimates of $850.329 billion. (2020: $859.072 billion)

4.1 Recurrent Statutory Expenditure

Statutory Recurrent Expenditure details public debt charges and expenditure to certain statutory heads such as Pensions, His Excellency Governor General and the Auditor General.

Public Debt Servicing (Amortization) was reclassified to Statutory Recurrent Expenditure. An amount of $136.893 billion is included in the total statutory recurrent expenditure for amortization (2020: $148.532 billion).

4.2 Recurrent Voted Expenditure

Voted Recurrent Expenditure are issues from the Consolidated Fund Principal Bank Account for Ministries, Departments and Agencies displayed by Head.

4.3 Voted Capital Expenditure

An amount of $50.276 billion (2020: $70.677 billion) was issued for Voted Capital Expenditure.

4.4 Treasury Bills

Treasury Bills redeemed for the reporting period were $22.240 billion (2020: $20.909 billion) whilst $22.304 billion (2020: $21.471 billion) were issued resulting in a net receipt to the Consolidated Fund of $0.064 billion (2020: $0.562 billion)

Notes to the Financial Statements (Cont’d)

5. Statement of Consolidated Fund Balances

This Statement summarises the receipts and payments recorded in the Consolidated Fund Principal Bank Account and how both relate to the opening and closing cash balances in the Consolidated Fund Principal Bank Account.

6. Statement of Cash Flows

The Statement of Cash Flows classifies the flow of funds for the period by operating, investing and financing activities.

7. Capital Development Fund

The Capital Development Fund is funded by the Bauxite Levy from which transfers are made to the Consolidated Fund Principal Bank Account.

8. Contingencies Fund

The Contingencies Fund is established pursuant to Section 118 of the Constitution and further guided by Section 13 of the FAA Act. An amount of $4.8 billion was advanced to two (2) Ministries to assist in the response to the Coronavirus Pandemic. An advance of $4.3 billion was recovered during the financial year. The balance of the Contingencies Fund as at March 31, 2021 was $4.004 billion (2020: $4.504 billion).

9. Statement of Local (Internal) and Foreign (External) Debt

This statement details outstanding local and foreign debt as at March 31, 2021.

Notes to the Financial Statements (Cont’d)

NOTE 9.1

GOVERNMENT OF JAMAICA

STATEMENT VIII

STATEMENT OF OUTSTANDING PUBLIC DEBT (LOCAL)

AS AT MARCH 31, 2021

INTERNAL DEBT	CURRENCY	BALANCE OUTSTANDING	JA$ EQUIVALENT
I PERPETUAL ANNUITIES
PERPETUAL ANNUITIES	JAM	154,832.69	154,832.69

SUB-TOTAL PERPETUAL ANNUITIES	JAM	154,833.00	154,832.69

SUB-TOTAL CATEGORY I (PERPETUAL ANNUITIES)	JAM		154,832.69

II MARKET LOANS

(a) TREASURY BILLS
Treasury Bills Issue - 0.74% Due - Apr-2021	JAM	700,000,000.00	700,000,000.00
Treasury Bills Issue - 1.12% Due - April-2021	JAM	700,000,000.00	700,000,000.00
Treasury Bills Issue - 1.58% Due - April-2021	JAM	800,000,000.00	800,000,000.00
Treasury Bills Issue - 1.53% Due - May-2021	JAM	700,000,000.00	700,000,000.00
Treasury Bills Issue - 0.94% Due - May-2021	JAM	700,000,000.00	700,000,000.00
Treasury Bills Issue - 1.65% Due - May-2021	JAM	800,000,000.00	800,000,000.00
Treasury Bills Issue - 1.23% Due - June-2021	JAM	700,000,000.00	700,000,000.00
Treasury Bills Issue - 0.86% Due - June-2021	JAM	700,000,000.00	700,000,000.00
Treasury Bills Issue - 0.81% Due - July-2021	JAM	700,000,000.00	700,000,000.00
Treasury Bills Issue - 1.96% Due - August- 2021	JAM	700,000,000.00	700,000,000.00
Treasury Bills Issue - 1.04% Due - August-2021	JAM	800,000,000.00	800,000,000.00
Treasury Bills Issue - 1.52% Due - September -2021	JAM	700,000,000.00	700,000,000.00
Treasury Bills Issue - 0.99% Due - October-2021	JAM	800,000,000.00	800,000,000.00
Treasury Bills Issue - 2.41% Due - November - 2021	JAM	800,000,000.00	800,000,000.00

SUB-TOTAL (a) Treasury Bills	JAM		10,300,000,000.00

INTERNAL DEBT	CURRENCY	BALANCE OUTSTANDING	JA$ EQUIVALENT
(b) Jamaica Dollar Benchmark Investment Notes

GOJ FIXED RATE 8.75% BENCHMARK INVESTMENT NOTES - Due 2022	JAM	4,000,000,000.00	4,000,000,000.00
GOJ FIXED RATE 12.875% BENCHMARK INVESTMENT NOTES - Due 2024	JAM	65,791,000.00	65,791,000.00
GOJ FIXED RATE 13.25% BENCHMARK INVESTMENT NOTES - Due 2040	JAM	7,431,000.00	7,431,000.00
GOJ FIXED RATE 11.00% BENCHMARK INVESTMENT NOTES - Due 2024	JAM	23,704,500,427.00	23,704,500,427.00
GOJ FIXED RATE STEP UP INVESTMENT NOTES - Due 2024 “FR24B”	JAM	4,946,293,367.00	4,946,293,367.00
GOJ FIXED RATE STEP UP INVESTMENT NOTES - Due 2024 “FR24C”	JAM	8,700,929,000.00	8,700,929,000.00
GOJ FIXED RATE ACCRETING INVESTMENT NOTES - Due 2028	JAM	124,279,325,612.05	124,279,325,612.05
GOJ FIXED RATE 11.875% BENCHMARK INVESTMENT NOTES - Due 2030	JAM	24,128,232,715.00	24,128,232,715.00
GOJ FIXED RATE 11.25% BENCHMARK INVESTMENT NOTES - Due 2046	JAM	2,896,758,593.00	2,896,758,593.00
GOJ FIXED RATE 12.25% BENCHMARK INVESTMENT NOTES - Due 2050	JAM	47,715,800,900	47,715,800,900
GOJ FIXED RATE 7.75% BENCHMARK INVESTMENT NOTES - Due 2022	JAM	15,707,606,000.00	15,707,606,000.00
GOJ FIXED RATE 11.25% BENCHMARK INVESTMENT NOTES - Due 2046	JAM	29,963,057,000.00	29,963,057,000.00
GOJ FIXED RATE 9.50 % BENCHMARK INVESTMENT NOTES - Due 2026	JAM	18,626,573,000.00	18,626,573,000.00
GOJ FIXED RATE 9.625% BENCHMARK INVESTMENT NOTES - Due 2031	JAM	12,109,279,000.00	12,109,279,000.00
GOJ FIXED RATE 7.25% BENCHMARK INVESTMENT NOTES - Due 2021	JAM	26,495,000,200.00	26,495,000,200.00
GOJ FIXED RATE 10.00% BENCHMARK INVESTMENT NOTES - Due 2037	JAM	34,559,058,800	34,559,058,800
GOJ FIXED RATE 5.50% BENCHMARK INVESTMENT NOTES - Due 2023	JAM	47,569,851,500	47,569,851,500
GOJ FIXED RATE 5.675% BENCHMARK INVESTMENT NOTES - Due 2029	JAM	46,048,736,000	46,048,736,000
GOJ FIXED RATE 6.25% BENCHMARK INVESTMENT NOTES - Due 2048	JAM	20,836,667,000	20,836,667,000
GOJ FIXED RATE 4.25% BENCHMARK INVESTMENT NOTES - Due 2024	JAM	5,023,534,000.00	5,023,534,000.00
GOJ FIXED RATE 5.80% BENCHMARK INVESTMENT NOTES - Due 2034	JAM	48,707,288,500	48,707,288,500
GOJ VARIABLE RATE BENCHMARK INVESTMENT NOTE - DUE 2022	JAM	2,048,500.00	2,048,500.00
GOJ VARIABLE RATE BENCHMARK INVESTMENT NOTE - DUE 2027	JAM	2,000,000.00	2,000,000.00
GOJ VARIABLE RATE BENCHMARK INVESTMENT NOTE - Due 2023	JAM	42,888,333,415.00	42,888,333,415.00
GOJ VARIABLE RATE STEP UP BENCHMARK INVESTMENT NOTE - Due 2025	JAM	91,922,865,518.00	91,922,865,518.00
GOJ VARIABLE RATE STEP UP BENCHMARK INVESTMENT NOTE - Due 2035	JAM	50,689,657,296.00	50,689,657,296.00

SUB-TOTAL (b) Jamaica Dollar Benchmark Investment Notes	JAM		731,596,618,343.05

INTERNAL DEBT	CURRENCY	BALANCE OUTSTANDING	JA$ EQUIVALENT
(c) CPI-Indexed Investment Notes

CPI -INDEXED INVESTMENT NOTES - DUE 2022	JAM	3,550,000.00	6,585,756.69
CPI -INDEXED INVESTMENT NOTES - Due 2025	JAM	7,626,184,886.00	11,080,426,131.52
CPI -INDEXED INVESTMENT NOTES - Due 2033	JAM	19,496,712,060.00	28,327,647,574.48
CPI -INDEXED INVESTMENT NOTES - Due 2040	JAM	9,576,133,182.00	13,913,593,485.46

SUB-TOTAL (c) CPI-Indexed Investment Notes	JAM		53,328,252,948.15

SUB-TOTAL CATEGORY II (MARKET LOANS)	JAM		795,224,871,291.20

TOTAL INTERNAL DEBT	JAM		795,225,026,123.89

Source: Debt Management Branch, Ministry of Finance and the Public Service

Notes to the Financial Statements (Cont’d)

NOTE 9.2

GOVERNMENT OF JAMAICA

STATEMENT VIII

STATEMENT OF OUTSTANDING PUBLIC DEBT (FOREIGN)

AS AT MARCH 31, 2021

EXTERNAL DEBT	CURRENCY	BALANCE OUTSTANDING	JA$ EQUIVALENT
I FOREIGN CURRENCY OBLIGATIONS TO COMMERCIAL ENTERPRISES

1) BOND HOLDERS

US250M BOND (11.625%) 2022	US	208,239,000.00	30,523,943,330.70
US$250M 9.25% NOTES DUE 2025	US	80,125,000.00	11,744,826,662.50
US$250M 8.5% BOND 2036	US	199,430,000.00	29,232,708,659

US$500M 8 % BOND 2039	US	1,117,678,000.00	163,830,694,221.40
US$200M 8% BOND due 2021	US	1,154,841	169,278,095.07
US$800M 7.625% Bond due 2025	US	381,606,000.00	55,936,303,567.80
US$1,350M 6.75% Bond due 2028	US	1,359,455,000.00	199,270,681,191.50
US$650M 7.975% BOND DUE 2045	US	1,801,300,000.00	264,036,895,690.00

TOTAL - BOND HOLDERS			754,745,331,417.97

II FOREIGN GOVERNMENT AND GOVERNMENT AGENCIES
a) UNITED STATES
1. U.S. AGENCY FOR INTERNATIONAL DEVELOPMENT

532-T-046D CROP DIVERSIFICATION & IRRIGATION PROJ.	US	194,806.91	28,555,050.12

TOTAL - U.S. AGENCY FOR INTERNATIONAL DEVELOPMENT			28,555,050.12

EXTERNAL DEBT	CURRENCY	BALANCE OUTSTANDING	JA$ EQUIVALENT
2. UNITED STATES DEPARTMENT OF AGRICULTURE
91 JMI USDA PL480 - 1991 DELIVERIES (17.805)	US	712,239.40	104,400,977.16

91 JMI PURCHASE OF FOOD CALENDAR YEAR 1991 (9.869)	US	394,772.92	57,866,327.82

92 JMI 1 USDA PL480	US	335,772.04	49,217,902.13
92 JMI GOJ/CCC PL480 AGREEMENT20.76M -1992 DELIVERIES	US	1,660,733.00	243,432,402.09
04 JMA PL 480 RESCHEDULED	US	2,093,417.74	306,855,893.77

TOTAL - UNITED STATES DEPT. OF AGRICULTURE			761,773,502.97

TOTAL- UNITED STATES			790,328,553.09

b) CHINA

1. EXIM BANK OF CHINA

JAMAICA CRICKET STADIUM PROJECT	CNY	71,004,983.5	1,584,725,644.59

MONTEGO BAY CONVENTION CENTER	CNY	158,064,516.10	3,527,764,949.96
PALISADOES SHORELINE PROTECTION REHABILITATION WORKS PROJECT	USD	23,240,000.00	3,406,549,412.00
JAMAICA ECONOMIC HOUSING PROJECT	CNY	298,298,081.20	6,657,569,587.27
JAMAICA ROAD IMPROVEMENT & REHABILITATION WORKS PROJECT	USD	153,000,000	22,426,938,900.00
MAJOR INFRASTRUCTURE DEVELOPMENT PROGRAMME	USD	232,123,834.39	34,025,013,405.87
JAMAICA SOUTHERN COASTAL HIGHWAY IMPROVEMENT PROJECT	USD	56,434,023.09	8,272,172,468.76

TOTAL EXIM BANK OF CHINA			79,900,734,368.46

2. PEOPLE’S REPUBLIC OF CHINA 20.0MN YUAN

AGREEMENT ON ECONOMIC AND TECHNICAL CO-OPERTION 20.0M YUAN	CNY	20,000,000.00	446,370,254.25

TOTAL PEOPLE’S REPUBLIC OF CHINA			446,370,254.25

TOTAL CHINA			80,347,104,622.71

EXTERNAL DEBT	CURRENCY	BALANCE OUTSTANDING	JA$ EQUIVALENT
c) FEDERAL REPUBLIC OF GERMANY

1. KREDITANSTALT FUR WIEDERAUFBAU

89-65-121 HURRICANE RECONSTRUCTION ASSISTANCE 2	EURO	2.851,524.20	496,743,288.84
89-65-857 HURRICANE RECONSTRUCTION ASSISTANCE III	EURO	2,868,468.90	499,695,104.95
93-65-941 REHAB OF 5 SMALL HYDROPOWER PLANTS	EURO	1,748,618.10	304,614,036.86

TOTAL - KREDITANSTALT FUR WIEDERAUFBAU			1,301,052,430.66

TOTAL – FEDERAL REPUBLIC OF GERMANY			1,301,052,430.66

d) JAPAN

1. OVERSEAS ECONOMIC CORPORATION FUND

JM-P6 KGN METROPOLITAN WATER SUPPLY PROJECT	YEN	253,544.00	336,927,218.97

TOTAL - OVERSEAS ECONOMIC CORPORATION FUND			336,927,218.97

2. JAPAN INTERNATIONAL CO-OPERATION AGENCY

ENERGY MANAGEMENT AND EFFICIENCY PROGRAMME	USD	469,148.00	68,768,323.73

TOTAL - JAPAN INTERNATIONAL CO-OPERATION AGENCY			68,768,323.73

TOTAL - JAPAN			405,695,542.70

e) NETHERLAND INVESTMENT BANK

1978.03 CONSOLIDATION OF INTEREST AMOUNTS	EURO	336,525.90	58,623,736.85
1980.02 CONSOLIDATION OF INTEREST AMOUNTS	EURO	122,066.40	21,264,291.21

TOTAL - NETHERLAND INVESTMENT BANK			79,888,028.06

EXTERNAL DEBT	CURRENCY	BALANCE OUTSTANDING	JA$ EQUIVALENT
f) BELGIUM

1. GOVT. OF THE KINGDOM OF BELGIUM

MODERNIZATION OF KINGSTON MUNICIPALITY	EURO	2,255,831.10	392,971,859.31

TOTAL - GOVT. OF THE KINGDOM OF BELGIUM			392,971,859.31

g) KUWAIT

KUWAIT FUND FOR ARAB ECONOMIC DEVELOPMENT

ROAD REHABILITATION PROJECT 2 - LOAN #760	KWD	125,000.00	60,610,781.22

TOTAL - KUWAIT			60,610,781.22

h) VENEZUELA
MONTEGO BAY SPORTS COMPLEX PH 3 (21-294)	US	1,930,196.04	282,930,644.80
PORT MARIA CIVIC CENTRE PH 2 (20-293)	US	431,801.53	63,294,029.61
VENEZUELA ENERGY AGREEMENT	US	107,118,188.75	15,701,523,360.62

TOTAL VENEZUELA			16,047,748,035.03

TOTAL FOREIGN GOVERNMENT & GOVERNMENT AGENCIES			99,425,399,852.77

III INTERNATIONAL & MULTILATERAL INSTITUTIONS

a) INTER-AMERICAN DEVELOPMENT BANK
787/SF-JA WEST KINGSTON RE-DEVELOPMENT PROJECT US$ Equiv	US	65,592.41	9,614,620.73
812/SF-JA LAND TITLING PROJECT	US	131,275.10	19,242,474.82
1005/OC-JA JAMAICA SOCIAL INVESTMENT FUND	US	732,410.53	107,357,687.62
1028/OC-JA HEALTH SECTOR REFORM PROGRAM	US	588,439.95	86,254,278.18
1185/OC-JA SOLID WASTE MANAGEMENT PROGRAM	US	632,126.86	92,657,976.90
1197/OC-JA PARISH INFRASTRUCTURE	US	2,046,687.76	300,006,152.55
1264/OC-JA PRIMARY EDUCATION SUPPORT PRG.	US	7,491,558.72	1,098,122,416.20

EXTERNAL DEBT	CURRENCY	BALANCE OUTSTANDING	JA$ EQUIVALENT
1283/OC-JA AGRICULTURAL SUPPORT SERVICES PROJECT	US	4,614,361.39	676,379,091.22
1344/OC-CITIZEN, SECURITY & JUSTICE	US	3,910,157.25	573,155,932.91
1355/OC-JA SOCIAL SAFETY NET	US	4,000,000.00	586,325,200.00
1360/OC-JA RURAL WATER	US	2,272,648.20	333,127,727.6
1363/OC -JA -NATIONAL ROAD IMPROVEMENT	US	1,276,230.24	187,071,487.68
1419/OC-JA EMERGENCY RECONSTRUCTION	US	4,844,596.72	710,127,285.19
1438/OC/JA -RE INFORMATION AND COMM. TECH PROJECT	US	3,312,724.37	485,583,444.70
1559/OC/JA-1- SOCIAL PROTECTION SUPPORT FOR FOOD PRICE CRISIS	US	7,125,000.00	1,044,391,762.5
1562/OC-JA - NATIONAL IRRIGATION DEVELOPMENT PROGRAM	US	3,800,388.28	557,065,854.59
1959/OC/JA - EMERGENCY ASSIST. - 2007 ATLANTIC HURRICANE SEASON	US	5,999,868.42	879,468,512.83
1972/OC/JA - COMPETITIVENESS ENHANCEMENT PROGRAM	US	15,000,000.00	2,198,719,500.00
2026/OC/JA - TRANSPORTATION INFRASTRUCTURE REHAB. PROGRAMME	US	32,771,914.13	4,803,749,776.66
2039/OC/JA - YOUTH DEVELOPMENT PROGRAM PHASE 1	US	6,276,346.09	919,994,969.12
2058/OC/JA - PUBLIC FINANCIAL & PERFORMANCE MANAGEMENT	US	32,000,000.00	4,690,601,600.00
2074/OC/JA - EDUCATION REFORM PROGRAM	US	16,000,000.00	2,345,300,800.00
2100/OC/JA - SUPPLEMENTAL LOAN TO FINANCE THE PESP ACTIVITIES	US	7,552,544.70	1,107,061,820.43
2272/OC/JA - CITIZEN SECURITY AND JUSTICE PROGRAM 11	US	13,999,999.93	2,052,138,189.74
2276/OC/JA - ROAD IMPROVEMENT PROGRAM	US	6,843,811.21	1,003,174,744.12
2297/OC/JA - COMPETITIVE ENHANCEMENT PROGRAM	US	36,000,000.00	5,276,926,800.00
2298/OC/JA - PUBLIC FINANCIAL & PERFORMANCE MGMT PROG. 11	US	36,002,071.23	5,277,230,403.59
2299/OC/JA - HUMAN CAPITAL AND PROTECTION PROGRAM	US	29,999,999.96	4,397,438,994.14
2300/OC/JA - SUPPORT FOR EDUCATION SECTOR REFORM 11 (PBL)	US	18,000,000.00	2,638,463,400.00
2301/OC/JA - SUPPORT FOR EDUCATION SECTOR REFORM 11 (Investment)	US	7,242,257.29	1,061,579,488.50
2359/OC/JA - FISCAL CONSOLIDATION PG FIRST PROG OPERATION	US	126,666,666.63	18,566,964,661.29
2444/OC-JA - AGRICULTURAL COMPETITIVENESS PROGRAMME	US	11,516,457.95	1,688,097,377.71
2502/OC/JA - FISCAL CONSOLIDATION PROGRAMME 11	US	133,333,333.30	19,544,173,328.45
2519/OC/JA - HUMAN CAPITAL AND PROTECTION PROGRAMME 11	US	33,333,333.30	4,886,043,328.45
2521/OC-JA - PUBLIC FINANCIAL & PERFORMANCE MANAGEMENT PROGRAMME III	US	52,000,000	7,662,227,600.00
2629/OC/JA - ENERGY EFFICIENCY & CONSERVATION PROGRAMME	US	3,161,377.04	463,398,756.31
2658/OC/JA - FISCAL ADMINISTRATION & MODERNIZATION PROGRAMME	US	39,738,157.10	5,824,870,727.32

EXTERNAL DEBT	CURRENCY	BALANCE OUTSTANDING	JA$ EQUIVALENT
2889/OC-JA - INTEGRATED SOCIAL PROTECTION AND LABOUR PROGRAMME	US	25,503,436.15	3,738,326,825.33
3121/OC-JA - PUBLIC SECTOR EFFIENCY PROGRAMME (PSE)	US	7,711,738.12	1,130,396,598.89
3122/OC-JA - PUBLIC SECTOR EFFIENCY PROGRAMME (PSE) CHINA CO-FINANCING	US	4,943,524.6	724,624,262.45
3147/OC-JA - COMPETITIVENESS ENHANCEMENT PROGRAMME III	US	52,000,000.00	7,622,227,600.00
3148/OC-JA - FISCAL STRUCTURAL PROGRAMME FOR ECONOMIC GROWTH	US	69,333,333.33	10,162,970,132.84
3191/OC-JA - CITIZEN SECURITY JUSTICE PROGRAMME III	US	19,029,853.86	2,789,420,717.61
3381/SX-JAADAPT PRG &FIN MECH FOR THE PILOT PRG FOR PPCR JAM	US	8,247,100.00	1,235,255,273.23
3511/OC-JA - FISCAL STRUCTURAL PROGRAMME FOR ECONOMIC GROWTH II	US	125,666,666.67	18,420,383,367.16
3560/OC-JA - EDUCATION SECTOR REFORM III	US	25,000,000.00	3,664,532,500.00
3565/OC-JA - INTEGRATED SUPPORT TO JAMAICA SOCIAL
PROTECTION STRATEGY	US	47,963,901.29	7,026,653,309.06
3704/OC-JA - FINANCIAL SYSYTEM REFORM SUPPORT PROGRAMME	US	100,000,000.00	14,658,130,000.00
3880/OC-JA-FISCAL STRUCTURALPROGRAMME FOR ECONOMIC GROWTH III	US	43,587,097.77	6,389,053,454.35
3877/OC-JA - ENERGY MANAGEMENT AND EFFICIENCY PROGRAMME	US	2,181,536.00	319,772,382.88
4115/OC-JA - CREDIT ENHANCING PROGRAMME FOR MICRO, SMALL AND MEDIUM ENTERPRISES	US	9,426,222.78	1,381,707,989.18
4373/OC-JA - SUPPORT TO THE PUBLIC SECTOR TRANSFORMATION PROJECT (POLICY-BASED)	US	110,000,000.00	16,123,943,000.00
4374/OC-JA - SUPPORT TO THE PUBLIC SECTOR TRANSFORMATION PROJECT (INVESTMENT)	US	14,455,465.20	2,118,900,881.12
4400/OC-JA - SECURITY STRENGTHENING PROJECT	US	3,729,071.00	546,612,074.97
4437/OC-JA - IMPLEMENTATION OF THE NATIONAL IDENTIFICATION SYSTEM (NIDS)FOR ECONOMIC GROWTH	US	13,990,499.47	2,050,745,599.96
4645/OC-JA SKILLS DEVELOPMENT GLOBAL SKILLS IN JAMAICA	US	2,411,820.00	353,527,710.97
4668/OC-JA SUPPORT FOR THE HEALTH SYSTEMS STRENGTHENING
FOR THE PREVENTION AND CARE MANAGEMENT FOR NON-
COMMUNICABLE DISEASES PROGRAMME	US	3,884,745.01	569,430,973.73
4669/OC-JA - SUPPORT FOR THE HEALTH SYSTEM	US	50,000,000.00	7,329,065,000.00
4860-JM – BOOSTING INNOVATION,GROWTH,AND
ENTREPRENEUSHIP ECOSYSTEM PROGRAMME	US	604,013.90	88,537,142.68
5110/OC-JA SUPPORT FOR THE HEALTH SYSTEMS STRENGTHENING	US	100,000,000.00	14,658,130,000.00
5236/OC-JA- STRENGTHENING FISCAL POLICY AND MANAGEMENT PROGRAMME TO RESPOND TO THE HEALTH	US	75,000,000.00	10,993,597,500.00

TOTAL - INTER-AMERICAN DEVELOPMENT BANK			238,210,056,468.47

EXTERNAL DEBT	CURRENCY	BALANCE OUTSTANDING	JA$ EQUIVALENT
b) CARIBBEAN DEVELOPMENT BANK

04/SFR-JAM - SECOND WATER PROJECT	US	103,934.76	15,234,892.24
06/SFR JAM1 - WISCO JAMAICA	EURO-US EQUIV	102,469.80	17,850,,516.80
08/SFR-JAM - RURAL ELECTRIFICATION	US	1,308,291.18	191,771,021.94
10/SFR-OR-JAM - SOCIAL INVESTMENT FUND	US	4,132,591.26	605,760,599.26
11/SFR-OR-JAM CITRUS REPLANTING	US	22,996.10	3,370,798.23
12/SFR-OR-JAM - FINANCIAL SECTOR REFORM	US	114,746.43	16,819,680.88
13/SFR OR JAM - ENHANCEMENT OF BASIC SCHOOL	US	4,099,662.78	600,933,899.85
14/SFR-OR-JAM - 001 IRRIGATION DEV.PROJ	US	909,810.31	133,361,177.99
15/SFR-OR-JAM - REHAB. OF FLOOD DAMAGE	US	3,149.890.90	461,715,102.98
15/SFR-OR-JAM - REHAB. OF FLOOD DAMAGE ADDITIONAL LOAN	US	1,163,137.34	170,494,183.38
16/SFR-OR-JAM - WASHINGTON BOULEVARD IMPROVEMENT	US	7,971,110.40	1,168,415,724.88
17/SFR-OR -JAM - HURRICANE DEAN REHAB WORKS	US	5,768,751.95	845,591,160.21
17/SFR-OR -JAM 1 - HURRICANE DEAN REHAB WORKS	US	3,986,788.02	584,388,570.80
18/SFR-OR-JAM - UTECH ENHANCEMENT PROJECT	US	10,923,479.03	1,601,177,756.74
19/SFR-JAM COMMUNITY INVESTMENT PROJECT	US	9,011,040.19	1,320,849,985.40
19/SFR-OR-JAM - POLICY BASED LOAN	US	55,666,666.67	8,159,692,367.16
28/OR-JAM COASTAL HIGHWAY IMPROVEMENT #4	US	22,243,795.51	3,260,524,462.79
20/SFR-JM AGRICULTURAL SUPPORT	US	7,251,000.00	1,057,584,079.50
20/SFR-OR-JAM NATURAL DISASTER GUSTAV MANAGEMENT	US	20,933,104.23	3,068,401,631.07
23/SFR-OR JAM FISCAL CONSOLIDATION, GROWTH AND SOCIAL STABILITY LOAN	US	32,187,500.00	4,718,085,593.75

TOTAL - CARIBBEAN DEVELOPMENT BANK			28,002,023,205.84

c) INT’L BANK FOR RECONSTRUCTION & DEVELOPMENT

4819-JM INNER CITY PROJECT	US	4,892,007.91	717,076,879.06
4878-JM HURRICANE DEAN EMERGENCY RECOVERY	US	3,347,894.71	490,738,758.85
7554-JM EARLY CHILDHOOD DEVELOPMENT PROJECT	US	10,511,592.48	1,540,802,890.79
7555-JM SOCIAL PROTECTION PROJECT	US	28,053,371.90	4,112,099,722.49
7556-JM SECOND HIV/AIDS PROJECT	US	6,773,370.98	992,849,523.63
7653-JM FISCAL AND DEBT SUSTAINABLILITY DEV POLICY	US	70,000,000.00	10,260,691,000.00
7769-JM RURAL ECONOMIC DEVELOPMENT PROGRAM	US	11,365,955.88	1,666,036,588.63

EXTERNAL DEBT	CURRENCY	BALANCE OUTSTANDING	JA$ EQUIVALENT
7856-JM FIRST PROGRAM FISCAL SUST. DEVELOP. POLICY LOAN	US	155,120,000.00	22,737,691,256.00
7815-JM EDUCATION TRANSFORMATION CAPACITY BLDG. PROJECT	US	13,904,763.38	2,038,178,292.43
8007-JM ENERGY SECURITY & EFFICIENCY ENHANCEMENT PROJECT	US	11,864,002.34	1,739,040,886.20
8084-JM 2ND PROGRAMATIC FISCAL SUSTAINABILITY DEVELOPMENT	US	100,000,000.00	14,658,130,000.00
8317-JM ECONOMIC STABILITY AND FOUNDATION FOR GROWTH DEVELOPMENT	US	124,462,000.00	18,243,801,760.60
8329 ADDITIONAL FINANCING FOR SOCIAL PROTECTION PROGRAMME	US	38,296,000.00	5,613,477,464.80
8334-JM JAMAICA EARLY CHILDHOOD DEVELOPMENT PROJECT	US	11,047,678.43	1,619,383,066.25
8356-JM JAMAICA INTEGRATED COMMUNITY DEVELOPMENT PROJECT	US	38,577,742.88	5,654,775,702.42
8405-JM JAMAICA YOUT EMPLOYMENT IN DIGITAL AND AMINATION INDUSTRIES	US	11,447,355.73	1,677,968,284.47
8406-JM JAMAICA STRATEGIC PUBLIC SECTOR TRANSFORMATION	US	29,287,667.08	4,293,024,314.55
8408-JM FOUNDATIONS FOR COMPETITIVENESS AND GROWTH PROJECT	US	38,471,939 57	5,639,266,915.69
8470-JM FIRST COMPETITIVENESS & FISCAL MANAGEMENT PROGAMMATIC DPL	US	75,000,000.00	10,993,597,500.00
8759-JM JAMAICA DISASTER VULNERABILITY REDUCTION PROJECT	US	12,893,533.71	1,889,950,932.81
8581-JM SECOND COMPETITIVENESS & FISCAL MANAGEMENT PROGAMMATIC DPF	US	70,000,000.00	10,260,691,000.00
8822-JM ACCESS TO FINANCE FOR MICRO, SMALL AND MEDIUM ENTERPRISE PROJECT	US	5,889,216.59	863,249,023.74
9017- JM SECOND RURAL ECONOMIC DEVELOPMENT INITIATIVE		649,682.06	95231,240.94
9053-JM JAMAICA FIRST ECONOMIC RESILIENCE	US	70,000,000.00	10,260,691,000.00
9216-JM JAMAICA COVID-19 RESPONSE AND RECOVERY DEVELOPMENT POLICY FINANCING	US	100,375,000.00	14,713,097,987.50

TOTAL - INT’L BANK FOR RECONSTRUCTION & DEV.			152,771,541,991.85

d) OPEC FUND FOR INT’L DEVELOPMENT

906-P RURAL ROAD REHABILITATION	US	500,180.00	73,317,034.63
1007-P NATIONAL COMMUNITY DEV. PROJECT	US	1,333,480.00	195,463,231.92
1152-P RURAL ROAD REHABILITATION PHASE 2	US	512,496.95	75,122,469.18
1238-P BOGUE ROAD IMPROVEMENT PROJECT	US	9,976,797.56	1,462,411,956.18

TOTAL - OPEC FUND FOR INT’L DEVELOPMENT			1,806,314,691.92

EXTERNAL DEBT	CURRENCY	BALANCE OUTSTANDING	JA$ EQUIVALENT
e) EUROPEAN ECONOMIC COMMUNITY COMMISSION

LN #8.0163 RURAL ELECTRIFICATION	EURO	333,394.37	58,078,212.55
LN #8.0223 EXPAND COFFEE PRODUCTION	EURO	477,032.94	83,100,437.87
LN #8.0347 SANGSTERS AIRPORT MAIN TERMINAL	EURO	2,730,666.06	475,688,412.48
LN #8.0371 CAST & CTC STUDENT ACCOMMODATION	EURO	550,077.78	95,825,047.65
LN #8.0383 NEGRIL OCHO-RIOS WASTE WATER PROJECT	EURO	12,096,271.64	2,107,203,477.91
LN #8.0388 CREDIT SCH. FOR MICRO & SMALL ENTERPRISES	EURO	2,869,438.90	499,864,076.55
LN #8.0395 MORANT/YALLAHS AGRICULTURAL DEV. PROJ.	EURO	732,846.37	127,663,835.50

TOTAL-EUROPEAN ECONOMIC COMMUNITY COMMISSION			3,447,423,500.50

f) EUROPEAN INVESTMENT BANK

LN #21613 PORT ANTONIO WATER & SEWERAGE PROJECT	EURO	160,200.00	27,907,320.54

TOTAL - EUROPEAN INVESTMENT BANK			27,907,320.54

g) NORDIC DEVELOPMENT FUND

NDF #81 PRIMARY EDUCATION IMPROVEMENT PROG.	XDR	960,000.00	199,426,678.87
NDF #120 MULTI-SECTORAL PRE-INVESTMENT PROJECT	XDR	993,654.54	206,417,941.41
NDF #165 AIRPORT REFORM & IMPROVEMENT PROGRAM	XDR	1,320,000.00	274,211,682.72

TOTAL - NORDIC DEVELOPMENT FUND			680,056,303.00

h) INTERNATIONAL MONETARY FUND
BUDGETARY SUPPORT TO THE GOVERNMENT OF JAMAICA	XDR	77,775,004.02	16,156,677,829.08

TOTAL - INTERNATIONAL MONETAR FUND			16,156,677,829.08

TOTAL INTERNATIONAL & MULTINATIONAL INSTITUTIONS			441,102,001,311.21

TOTAL EXTERNAL DEBT			1,295,272,732,581.95

Source: Debt Management Branch, Ministry of Finance and the Public Service